                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

  [_] Preliminary Proxy Statement

  [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

  [X] Definitive Proxy Statement

  [_] Definitive Additional Materials

  [_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             KANSAS CITY SOUTHERN
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                Not Applicable
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
   (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
   (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
   (5) Total fee paid:

--------------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:

--------------------------------------------------------------------------------
   (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
   (3) Filing Party:

--------------------------------------------------------------------------------
   (4) Date Filed:

--------------------------------------------------------------------------------

[LOGO] KCS
427 West 12th Street
Kansas City, Missouri 64105

                             KANSAS CITY SOUTHERN

                          NOTICE AND PROXY STATEMENT

                                      for

                      the Annual Meeting of Stockholders

                                  to be held

                                  May 1, 2003

                            YOUR VOTE IS IMPORTANT!

        Please mark, date and sign the enclosed proxy card and promptly return it in the enclosed envelope, or vote by telephone or through the Internet as described on the proxy card.


Mailing of this Notice and Proxy Statement, the accompanying enclosed Proxy Card and the accompanying 2002 Annual Report
                     commenced on or about April 4, 2003.

                             KANSAS CITY SOUTHERN
                            427 West 12/th/ Street
                          Kansas City, Missouri 64105

                                 April 4, 2003

TO OUR STOCKHOLDERS:

      You are cordially invited to attend the Annual Meeting of Stockholders of Kansas City Southern, at 427 West 12/th/ Street, Kansas City, Missouri, at 10:00 a.m., on Thursday, May 1, 2003. The purposes of this meeting are set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

      We urge you to read these proxy materials and the Annual Report and to participate in the Annual Meeting either in person or by proxy. Whether or not you plan to attend the meeting in person, please sign and return promptly the accompanying proxy card, in the envelope provided, to assure that your shares will be represented. Alternatively, you may cast your votes by telephone or through the Internet as described on the accompanying proxy card.

                                     Sincerely,

                                     /s/ Michael R. Haverty
                                     Michael R. Haverty
                                     Chairman of the Board, President
                                     and Chief Executive Officer

                             KANSAS CITY SOUTHERN
                            427 West 12/th/ Street
                          Kansas City, Missouri 64105

                               -----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               -----------------

      The Annual Meeting of the Stockholders of Kansas City Southern, a Delaware corporation ("KCS" or the "Company"), will be held at 427 West 12/th/ Street, Kansas City, Missouri, at 10:00 a.m. on Thursday, May 1, 2003, to consider and vote upon:

      (1) Election of Three Directors;

      (2) Reapproval of Section 18.7 (Performance Measures) of KCS's 1991 Amended and Restated Stock Option and Performance Award Plan (as amended and restated effective as of November 7, 2002) for purposes of Internal Revenue Code Section 162(m); and

      (3) Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

      Only stockholders of record at the close of business on March 3, 2003, are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                     By Order of the Board of Directors,

                                     /s/ Michael R. Haverty
                                     Michael R. Haverty
                                     Chairman of the Board, President
                                     and Chief Executive Officer

The date of this Notice is April 4, 2003.

      Please date, sign and promptly return the enclosed proxy card, regardless of the number of shares you may own and whether or not you plan to attend the meeting in person. Alternatively, you may cast your votes by telephone or through the Internet as described on the accompanying proxy card. You may revoke your proxy and vote your shares in person if revoked in accordance with the procedures described in this notice and proxy statement. Please also indicate on your proxy card whether you plan to attend the Annual Meeting.

                             KANSAS CITY SOUTHERN
                            427 West 12/th/ Street
                          Kansas City, Missouri 64105

                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                                                                                 Page
                                                                                                 ----
Information About the Annual Meeting............................................................   1
Voting..........................................................................................   2
Principal Stockholders and Stock Owned Beneficially by Directors and Certain Executive Officers.   5
Proposal 1--Election of Three Directors.........................................................   8
The Board of Directors..........................................................................  10
Audit Matters...................................................................................  18
Proposal 2--Reapproval of Section 18.7 (Performance Measures) of KCS's 1991 Amended and Restated
         Stock Option and Performance Award Plan (as amended and restated effective as of
         November 7, 2002) for purposes of Internal Revenue Code Section 162(m).................  22
Management Compensation.........................................................................  29
Stockholder Proposals...........................................................................  45
Section 16(a) Beneficial Ownership Reporting Compliance.........................................  46
Householding of Annual Meeting Materials........................................................  46
Other Matters...................................................................................  47
Appendix A--Kansas City Southern 1991 Amended and Restated Stock Option and Performance Award
  Plan (as amended and restated effective as of November 7, 2002)............................... A-1

                     INFORMATION ABOUT THE ANNUAL MEETING

Why Were KCS's Stockholders Sent this Proxy Statement?

      Kansas City Southern, a Delaware corporation ("KCS"), is mailing this Proxy Statement on or about April 4, 2003 to its stockholders of record on March 3, 2003 in connection with KCS's Board of Directors' solicitation of proxies for use at the 2003 Annual Meeting of Stockholders and any adjournment thereof (the "Annual Meeting"). The Annual Meeting will be held at 427 West 12/th/ Street, Kansas City, Missouri, on Thursday, May 1, 2003 at 10:00 a.m. The Notice of Annual Meeting of Stockholders, KCS's 2002 Annual Report to Stockholders (the "Annual Report"), and a proxy card accompany this Proxy Statement.

      KCS will pay for the Annual Meeting, including the cost of mailing the proxy materials and any supplemental materials. Directors, officers and employees of KCS may, either in person, by telephone or otherwise, also solicit proxy cards. They have not been specifically engaged for that purpose, however, nor will they be compensated for their efforts. Morrow & Co., Inc. has been retained and will be paid by KCS to assist in the solicitation of proxies at a cost not expected to exceed $7,500, plus expenses. In addition, KCS may reimburse brokerage firms and other persons representing beneficial owners of KCS shares for their expenses in forwarding this Proxy Statement, the Annual Report and other soliciting materials to the beneficial owners.

      Brokers, dealers, banks, voting trustees, other custodians and their nominees are asked to forward this Notice and Proxy Statement, the proxy card and the Annual Report to the beneficial owners of KCS's stock held of record by them. Upon request, KCS will reimburse them for their reasonable expenses in completing the mailing of the materials to beneficial owners of our stock.

Who May Attend the Annual Meeting?

      Only KCS stockholders or their proxies and guests of KCS may attend the Annual Meeting. Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate in the Annual Meeting may request reasonable assistance or accommodation from KCS by contacting the office of the Corporate Secretary at KCS's principal executive offices, (816) 983-1538. If written requests are made to the Corporate Secretary of KCS, they should be mailed to P.O. Box 219335, Kansas City, Missouri 64121-9335 (or if by federal express or other form of express delivery to 427 West 12/th/ Street, Kansas City, Missouri 64105). To provide KCS sufficient time to arrange for reasonable assistance, please submit all requests by April 22, 2003.

What Matters Will Be Considered at the Annual Meeting?

      At the Annual Meeting, stockholders will consider and vote upon: (1) the election of three directors; (2) reapproval of Section 18.7 (Performance Measures) of KCS's 1991 Amended and Restated Stock Option and Performance Award Plan (as amended and restated effective as of November 7, 2002; the "1991 Plan") for purposes of Internal Revenue Code Section 162(m); and (3) such other matters as may properly come before the Annual Meeting or any adjournment thereof. Stockholders do not have dissenters' rights of appraisal in connection with the matters set forth in (1) and (2) of the preceding sentence. These two matters have been proposed by the Board of Directors, and neither of them is related to or contingent upon the other. The Board of Directors knows of no other matters that will be presented or voted on at the Annual Meeting.

                                    VOTING

Which Stockholders May Vote at the Annual Meeting?

      Only the holders of KCS's common stock, par value $0.01 per share (the "Common Stock"), and preferred stock, par value $25.00 per share (the "Preferred Stock"), of record at the close of business on March 3, 2003 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, KCS had outstanding 242,170 shares of Preferred Stock (which does not include 407,566 shares held in treasury) and 61,495,992 shares of Common Stock (which does not include 11,873,124 shares held in treasury) for a total of 61,738,162 shares eligible to be voted at the Annual Meeting.

      The Common Stock and the Preferred Stock (collectively, the "Voting Stock") constitute KCS's only voting securities and will vote together as a single class on all matters to be considered at the Annual Meeting. Each holder of Voting Stock is entitled to cast one vote for each share of Voting Stock held on the Record Date on all matters other than the election of directors. Stockholders may vote cumulatively for the election of directors. In other words, each stockholder has votes equal to the number of shares of Voting Stock held on the Record Date multiplied by the number of directors to be elected, and the stockholder may cast all votes for a single nominee or distribute the votes among the nominees as the stockholder chooses. Internet and telephone voting are also available, and the accompanying form of proxy contains the Internet address and toll-free telephone number. This Proxy Statement solicits discretionary authority to vote cumulatively for the election of directors, and the accompanying form of proxy or telephone or Internet vote grants that authority.

How Does KCS Decide Whether Its Stockholders Have Approved Any of the Proposals?

      Stockholders owning at least a majority of the shares of Voting Stock entitled to vote must be present in person or represented by proxy to constitute a quorum for the transaction of business at the Annual Meeting. The shares of a stockholder who is present and entitled to vote at the Annual Meeting, either in person or through a proxy, are counted for purposes of determining whether there is a quorum, regardless of whether the stockholder votes the shares.

      The directors are elected by an affirmative vote of the plurality of shares of Voting Stock present at the Annual Meeting that are entitled to vote, provided a quorum exists. A plurality means receiving the largest number of votes, and where, as here, there are three vacancies for director, the three nominees with the highest number of affirmative votes are elected. On any proposal other than the election of directors, the percentage of shares required to be voted in the proposal depends on the proposal. In most proposals, including the second proposal herein (Reapproval of Section 18.7 (Performance Measures) of KCS's 1991 Plan for purposes of Internal Revenue Code
Section 162(m)), the affirmative vote of a majority of the shares of Voting Stock present at the Annual Meeting in person or by proxy and entitled to vote on the subject matter, provided a quorum is present, is required for the adoption of the proposal.

      Voting ceases when the chairman of the Annual Meeting closes the polls. The votes are counted and certified by three inspectors appointed by the Board of Directors of KCS in advance of the Annual Meeting. In determining whether a majority of shares have been affirmatively voted for a particular proposal, the affirmative votes for the proposal are measured against the votes for and against the proposal plus the abstentions from voting on the proposal and broker non-votes. In other words, abstentions and broker non-votes will have the effect of votes against a proposal. A stockholder may abstain from voting on any proposal other than the election of directors, and abstentions from voting are not considered to be votes affirmatively cast. Abstaining will, therefore, have the effect of a vote against a proposal. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect.

What if a Stockholder Holds Shares in a Brokerage Account?

      The Voting Stock is traded on the New York Stock Exchange, Inc. (the "NYSE"). Under the rules of the NYSE, member stockbrokers who hold shares of Voting Stock in the broker's name for customers are required to get directions from the customers on how to vote their shares. NYSE rules also permit brokers to vote shares on certain proposals when they have not received any directions. The Staff of the NYSE, prior to the Annual Meeting, informs the brokers of those proposals upon which the brokers are entitled to vote the undirected shares.

      When a stockbroker does not receive directions from customers, and the stockbroker cannot or does not vote the customers' shares, the stockbroker's abstention is referred to as a "broker non-vote" (customer directed abstentions are not broker non-votes). Broker non-votes generally do not affect the determination of whether a quorum is present at the Annual Meeting because, in most cases, some of the shares held in the broker's name have been voted on at least some proposals, and, therefore, all of those shares are considered present at the Annual Meeting. Under applicable law, a broker non-vote will have the same effect as a vote against any proposal other than the election of directors and will have no effect on the outcome of the election of directors.

How are a Stockholder's Shares Voted if the Stockholder Submits a Proxy?

      Stockholders who return a properly executed proxy card or properly vote via the Internet or telephone are appointing the Proxy Committee to vote their shares of Voting Stock covered by the Proxy. That Committee consists of the three directors of KCS whose names are listed on the related proxy card. A stockholder wishing to name as his, her or its proxy someone other than the Proxy Committee designated on the proxy card may do so by crossing out the names of the designated proxies and inserting the name of another person. In that case, it will be necessary for the stockholder to sign the proxy card and deliver it to the person so named and for that person to be present and vote at the Annual Meeting. Proxy cards so marked should not be mailed directly to KCS.

      The Proxy Committee will vote the shares of Voting Stock covered by a proxy in accordance with the instructions given by the stockholders executing the proxy/1/ or authorizing the proxy and voting by Internet or telephone. If a properly executed, or authorized, and unrevoked proxy solicited hereunder does not specify how the shares represented thereby are to be voted, the Proxy Committee intends to vote the shares FOR the election of the persons nominated by management for directorships, FOR reapproval of Section 18.7 (Performance Measures) of KCS's 1991 Plan for purposes of Internal Revenue Code Section 162(m), and in accordance with their discretion upon such other matters as may properly come before the Annual Meeting. The Proxy Committee reserves the right to vote such proxies cumulatively and for the election of less than all of the nominees for director, but does not intend to do so unless other persons are nominated and such a vote appears necessary to assure the election of the maximum number of management nominees.

--------
/1/ Internet and telephone voting are also available, and the accompanying form of proxy contains the Internet address and toll-free telephone number.

May a Stockholder Revoke His or Her Proxy or Voting Instruction Card?

      At any time before the polls for the Annual Meeting are closed, a stockholder who holds stock in his or her name may revoke a properly executed or authorized proxy by (a) an Internet or telephone vote subsequent to the date shown on a previously executed and delivered proxy or to the date of a prior electronic vote or telephone vote, or (b) with a later-dated, properly executed and delivered proxy, or (c) a written revocation delivered to the Corporate Secretary of KCS. A stockholder who holds stock in a brokerage account must contact the broker and comply with the broker's procedures if he or she wants to revoke or change the instructions that the stockholder returned to the broker. Attendance at the Annual Meeting will not have the effect of revoking a properly executed or authorized proxy unless the stockholder delivers a written revocation to the Corporate Secretary before the proxy is voted.

How do Participants in KCS's or DST Systems, Inc.'s Employee Stock Ownership Plans, in KCS's 401(k) and Profit Sharing Plan, in the Janus 401(k), Profit Sharing and Employee Stock Ownership Plan, or in KCS's union 401(k) plans Vote?

      Participants in KCS's and DST Systems, Inc.'s employee stock ownership plans ("ESOPs"), in KCS's 401(k) and Profit Sharing Plan ("401(k) Plan"), in the Janus 401(k), Profit Sharing and Employee Stock Ownership Plan ("Janus Plan," formerly the Stilwell Financial Inc. 401(k) and Profit Sharing Plan) and in KCS's union 401(k) plans ("Union Plans") are each provided a separate voting instruction card (accompanying this Proxy Statement) to instruct the respective trustees of these ESOPs, 401(k) Plan, Janus Plan and Union Plans how to vote the shares of Common Stock held on behalf of the participant./2/ The trustee is required under the trust agreements to vote the shares in accordance with the instructions indicated on the voting instruction card./2/ If voting instructions are not given by the participant, the trustee must vote those shares, as well as any unallocated shares, in the same proportions as the shares for which voting instructions were received from the plan participants. Unless giving voting instructions by Internet or telephone, the voting instruction card should be returned in the envelope provided to UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013. The voting instruction card should not be returned to KCS, Janus Capital Group Inc. ("Janus"), or DST Systems, Inc. ("DST"). ESOP participants, 401(k) Plan participants, Janus Plan participants and Union Plan participants who wish to revoke their voting instructions must contact the trustee and follow its procedures.

Are the Votes of Participants in the ESOPs, the 401(k) Plan, the Janus Plan and the Union Plans Confidential?

      Under the terms of the ESOPs, the 401(k) Plan, the Janus Plan and the Union Plans, the trustee is required to establish procedures to ensure that the instructions received from participants are held in confidence and not divulged, released or otherwise utilized in a manner that might influence the participants' free exercise of their voting rights.

--------
/2/ Voting instructions may also be given by Internet or telephone by participants in the KCS and DST ESOPs and the KCS 401(k) and Profit Sharing Plan, and the accompanying voting instruction card relating to such plans contains the Internet address and toll-free number.

              PRINCIPAL STOCKHOLDERS AND STOCK OWNED BENEFICIALLY
                  BY DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

      The following table sets forth information as of the Record Date concerning the beneficial ownership of KCS's Common Stock by: (i) beneficial owners of more than five percent of any class of such stock that have publicly disclosed their ownership; (ii) the members of the Board of Directors, the Chief Executive Officer and the four other most highly compensated executive officers for 2002; (iii) the current Executive Vice President and Chief Financial Officer, whose information is being voluntarily disclosed by KCS;
(iv) the former Senior Vice President and Chief Financial Officer who, but for the fact that he was no longer an executive officer of KCS at December 31, 2002, would have been included in the summary compensation table for the year ended December 31, 2002 based upon his total salary and bonus for 2002; and (v) all executive officers and directors as a group. KCS is not aware of any beneficial owner of more than five percent of the Preferred Stock. None of the directors or executive officers own any shares of Preferred Stock. No officer or director of KCS owns any equity securities of any subsidiary of KCS. Beneficial ownership is generally either the sole or shared power to vote or dispose of the shares. Except as otherwise noted, the beneficial owners have sole power to vote and dispose of the shares. KCS is not aware of any arrangement which would at a subsequent date result in a change of control of KCS.

    Name and Address           Common Stock (1)         Percent Of Class (1)
-------------------------  -------------------------  -------------------------
A. Edward Allinson                  96,033(2)                     *
  Director
Robert H. Berry                    160,302(3)                     *
  Former Senior Vice
  President and Chief
  Financial Officer
Gerald K. Davies                   464,327(4)                     *
  Executive Vice
  President and
  Chief Operating Officer
Michael G. Fitt                    104,800(5)                     *
  Director
Michael R. Haverty               2,340,068(6)                   3.74%
  Chairman of the Board,
  President and Chief
  Executive Officer
Jerry W. Heavin                     21,000(7)                     *
  Senior Vice President--
  Operations of KCSR
James R. Jones                      66,880(8)                     *
  Director
Thomas A. McDonnell                593,165(9)                     *
  Director
William J. Pinamont                 27,168(10)                    *
  Former Vice President
  and General Counsel

    Name and Address           Common Stock (1)         Percent Of Class (1)
-------------------------  -------------------------  -------------------------
Landon H. Rowland                  875,660(11)                  1.42%
  Director
Ronald G. Russ                        10,000
  Executive Vice
  President and
  Chief Financial Officer
Rodney E. Slater                    30,000(12)                    *
  Director
Byron G. Thompson                   50,000(13)                    *
  Director
Louis G. Van Horn                  129,558(14)                    *
  Vice President and
  Comptroller
All Directors and                5,271,972(15)                  8.29%
  Executive Officers as a
  Group (18 Persons)**

--------------------------------------------------------------------------------

*     Less than one percent of the outstanding shares.

** Includes Messrs. Pinamont and Berry who are included as Named Executive Officers in the Summary Compensation Table, but who are no longer executive officers of KCS.

(1) Under applicable law, shares that may be acquired upon the exercise of options or other convertible securities that are exercisable on the Record Date, or will become exercisable within 60 days of that date, are considered beneficially owned. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options held by that person that are exercisable on the Record Date, or exercisable within 60 days of the Record Date, are deemed outstanding. These shares are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person. In addition, under applicable law, shares that are held indirectly are considered beneficially owned. Directors and executive officers may also be deemed to own, beneficially, shares included in the amounts shown above which are held in other capacities. The holders may disclaim beneficial ownership of shares included under certain circumstances. Except as noted, the holders have sole voting and dispositive power over the shares. The list of executive officers of KCS is included in KCS's Annual Report on Form 10-K. See the last page of this proxy statement for instructions on how to obtain a copy of the Form 10-K.

(2) Mr. Allinson's beneficial ownership includes 80,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date and 1,200 shares held in a Keogh plan.

(3) Mr. Berry's beneficial ownership includes 10,152 shares allocated to his account in the KCS ESOP. Of the total shares listed, 145,150 shares are in revocable trusts for which Mr. Berry and his wife serve as trustees.

(4) Mr. Davies' beneficial ownership includes 395,325 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date, and 585 shares allocated to his account in the KCS ESOP.

(5) Mr. Fitt's beneficial ownership includes 50,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date.

(6) Mr. Haverty's beneficial ownership includes 1,031,471 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date, 26,335 shares allocated to his account in the KCS ESOP, 11,124 shares allocated to his account in KCS's 401(k) and Profit Sharing Plan, 412 shares held by one of his children and 375,000 shares held in trusts for his children for which his brother acts as trustee.

(7) Mr. Heavin's beneficial ownership includes 20,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date.

(8) Mr. Jones' beneficial ownership includes 56,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date. Mr. Jones and his wife jointly own 3,650 of the total shares listed.

(9) Mr. McDonnell's beneficial ownership includes 3,165 shares allocated to his account in the DST ESOP, 500,000 shares held by a subsidiary of DST and for which Mr. McDonnell disclaims beneficial ownership, and 40,000 shares held by a charitable foundation and for which Mr. McDonnell disclaims beneficial ownership. Mr. McDonnell and his wife jointly own 50,000 of the total shares listed.

(10) Mr. Pinamont's beneficial ownership includes 25,261 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date, and 1,907 shares allocated to his account in the KCS's 401(k) and Profit Sharing Plan.

(11) Mr. Rowland's beneficial ownership includes 20,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date and 294 shares allocated to his account in the Janus Plan.

(12) Mr. Slater's beneficial ownership includes 30,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date.

(13) Mr. Thompson's beneficial ownership includes 40,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date.

(14) Mr. Van Horn's beneficial ownership includes 114,639 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date and 9,094 shares allocated to his account in the KCS ESOP. Of the 9,094 shares allocated to Mr. Van Horn's ESOP account, 4,547 shares are subject to allocation to another individual and upon such allocation, Mr. Van Horn will disclaim beneficial ownership of such shares.

(15) The number includes 2,120,731 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date and 986,361 shares otherwise held indirectly. A director disclaims beneficial ownership of 540,000 of the total shares listed.

                    PROPOSAL 1--ELECTION OF THREE DIRECTORS

      The Board of Directors of KCS is divided into three classes. The members of each class serve staggered three-year terms of office, which results in one class standing for election at each annual meeting of stockholders. The term of office for the directors elected at the Annual Meeting will expire in 2006 or when their successors are elected and qualified.

      Three persons have been nominated by management for election as directors. All of these nominees are presently directors of KCS, all have indicated that they are willing and able to serve as directors if elected, and all have consented to being named as nominees in this Proxy Statement. If any nominee should become unable or unwilling to serve, the Proxy Committee intends to vote for one or more substitute nominees chosen by them in their sole discretion.

      KCS's Bylaws provide that after January 19, 1990, no one who is 72 years old shall be eligible to be nominated or to serve as a member of the Board of Directors, but any person who shall attain the age of 72 during the term of directorship to which he was elected shall be eligible to serve the remainder of such term. KCS's Certificate of Incorporation and Bylaws do not have any other eligibility requirements for directors.

      As explained further under "How Does KCS Decide Whether Its Stockholders Have Approved Any of the Proposals," directors are elected by the affirmative vote of the plurality of the shares of Voting Stock present at the Annual Meeting that are entitled to vote on the election of directors, assuming a quorum.

Nominees for Directors to Serve Until the Annual Meeting of Stockholders in 2006

--------------------------------------------------------------------------------

[PHOTO]         Michael G. Fitt, age 71, has been a director of KCS since 1986. Prior to retirement, he was Chairman and Chief Executive Officer of Employers
Michael G. Fitt Reinsurance Corporation, Overland Park, Kansas, from 1980 through 1992 and
                President of that company from 1979 through 1991. Employers Reinsurance
                Corporation, a subsidiary of General Electric Capital Services, Inc., is a reinsurance company. Mr. Fitt is also a director of DST Systems, Inc., Kansas
                City, Missouri.
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
[PHOTO]             Michael R. Haverty, age 58, has been the President and Chief Executive
                    Officer of KCS since July 12, 2000 and a director since May 1995. Mr.
Michael R. Haverty  Haverty has served as Chairman of the Board of KCS since January 1, 2001.
                    Mr. Haverty served as Executive Vice President of KCS from May 1995 until
                    July 12, 2000. He has been President, Chief Executive Officer and a director of
                    The Kansas City Southern Railway Company ("KCSR"), a subsidiary of KCS, since May 1995. He has served as Chairman of the Board of KCSR since
                    November 1999. Mr. Haverty has served as a director of Mexrail, Inc., an affiliate of KCS, since 1995 and as a director of the Panama Canal Railway
                    Company, an affiliate of KCS, since October 1996 and as Co-Chairman of the
                    Board of Directors of that company since May 1999. Mr. Haverty has served as Co-Chairman of Panarail Tourism Company, an affiliate of KCS, since
                    October 2000. He is also a director and Chairman of the Executive Committee of the Board of Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V., a
                    director of The Texas-Mexican Railway Company and a director and
                    Chairman of the Executive Committee of TFM, S.A. de C.V., each an affiliate of KCS. Mr. Haverty previously served as Chairman and Chief Executive
                    Officer of Haverty Corporation from 1993 to May 1995, acted as an independent executive transportation adviser from 1991 to 1993 and was
                    President and Chief Operating Officer of The Atchison, Topeka and Santa Fe
                    Railway Company from 1989 to 1991. Mr. Haverty is also a director of
                    Midwest Grain Products, Inc., Atchison, Kansas.
---------------------------------------------------------------------------------------------------
[PHOTO].            Thomas A. McDonnell, age 57, has served as a director of KCS since March
                    18, 2003 when the Board increased its size to eight members and elected Mr.
                    McDonnell to serve as director in the class whose term expires at the Annual
Thomas A. McDonnell Meeting in 2003. Mr. McDonnell is not an officer of KCS. He previously served as a director of KCS from 1983 until October 1995, as Executive Vice
                    President of KCS from February 1987 until October 1995, and as a director of
                    The Kansas City Southern Railway Company from December 1989 through
                    October 1995. Mr. McDonnell has served as a director of DST Systems, Inc.
                    ("DST") since 1971, as Chief Executive Officer of DST since October 1984, and as President of DST since January 1973 (except for a 30-month period from October 1984 to April 1987). He served as Treasurer of DST from
                    February 1973 to September 1995 and as Vice Chairman of the Board from
                    June 1984 to September 1995. DST provides information processing and computer software services and products to the financial services industry
                    (primarily mutual funds, corporations and investment managers), video/
                    broadband/satellite TV industry, communications industry and other service industries. He is a director of BHA Group Holdings, Inc., Blue Valley Ban
                    Corp., Commerce Bancshares, Inc., Computer Sciences Corporation, Euronet
                    Worldwide, Inc. and Garmin Ltd.

--------------------------------------------------------------------------------

                      YOUR BOARD RECOMMENDS THAT YOU VOTE
                                     "FOR"
                     THE ELECTION OF MANAGEMENT'S NOMINEES

                            THE BOARD OF DIRECTORS

      The Board of Directors met four times in 2002. The Board meets regularly to review significant developments affecting KCS and to act on matters requiring Board approval. The Board reserves certain powers and functions to itself; in addition, it has requested that the Chief Executive Officer refer certain matters to it. During 2002, all directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served.

      Directors Serving Until the Annual Meeting of Stockholders in 2004

--------------------------------------------------------------------------------

[PHOTO]            A. Edward Allinson, age 68, has been a director of KCS since 1990. He served as the Chief Executive Officer and Chairman of the Board of EquiServe
A. Edward Allinson LP (now EquiServe, Inc. and a wholly-owned subsidiary of DST;
                   "EquiServe") from December 1999 through October 2000. EquiServe provides stock transfer and related services to publicly listed corporations. Mr. Allinson was an Executive Vice President of State Street Bank and Trust Company,
                   Chairman of the Board of Directors of Boston Financial Data Services, Inc.
                   ("BFDS"), and Executive Vice President of State Street Corporation from
                   March 1990 through December 1999. BFDS provides full service share owner accounting and recordkeeping services to mutual funds, selected services to certain retirement plans and certain securities transfer services. DST owns 50%
                   of BFDS. Mr. Allinson is also a director of DST.
----------------------------------------------------------------------------------------------------
[PHOTO]            James R. Jones, age 63, has been a director of KCS since November 1997.
                   Mr. Jones is also a director of Grupo Transportacion Ferroviaria Mexicana,
James R. Jones     S.A. de C.V. and TFM, S.A. de C.V., both affiliates of KCS. He has been
                   Senior Counsel to the firm of Manatt, Phelps & Phillips since March 1, 1999.
                   Mr. Jones is also Co-Chairman of Manatt Jones Global Strategies. He is also
                   Chairman of Globe Ranger Corp. Mr. Jones was President of Warnaco Inc.
                   International Division, 1997 through 1998; U.S. Ambassador to Mexico, 1993 through 1997; and Chairman and Chief Executive Officer of the American
                   Stock Exchange, 1989 through 1993. Mr. Jones served as a member of the U.S.
                   Congress representing Oklahoma for 14 years. He was White House Special
                   Assistant and Appointments Secretary to President Lyndon Johnson. Mr. Jones
                   is also a director of Anheuser-Busch; Grupo Modelo S.A. de C.V.; San Luis
                   Corporacion; TV Azteca; and Keyspan Energy Corporation.
----------------------------------------------------------------------------------------------------
[PHOTO]            Landon H. Rowland, age 65, has been a director of KCS since 1983. Mr.
                   Rowland served as President of KCS from July 1983, and as Chief Executive
Landon H. Rowland  Officer of KCS from January 1987, until July 12, 2000, when KCS distributed to its shareholders all of the outstanding shares of Stilwell Financial Inc.
                   ("Stilwell"), its then wholly-owned subsidiary (the "Spin-off"). He served as
                   Chairman of the Board of KCS from May 1997 through December 31, 2000.
                   Mr. Rowland was a director and President of Stilwell from May 1998 through
                   December 2002. He served as Chairman of the Board and Chief Executive
                   Officer of Stilwell from August 1999 through December 31, 2002. He has served as the non-executive Chairman of the Board of Janus Capital Group Inc.
                   (formerly Stilwell) since January 1, 2003.
----------------------------------------------------------------------------------------------------

      Directors Serving Until the Annual Meeting of Stockholders in 2005

--------------------------------------------------------------------------------------------------
[PHOTO]           Rodney E. Slater, age 48, has been a director of KCS since June 5, 2001. Mr.
                  Slater is a partner in the public policy practice group of the firm Patton Boggs
Rodney E. Slater  LLP and has served as head of the firm's transportation practice group in
                  Washington, D.C. since April 1, 2001. He served as U.S. Secretary of
                  Transportation from 1997 to January 2001 and head of the Federal Highway
                  Administration from 1993 to 1996. Mr. Slater is also a director of Southern
                  Development Bancorporation and Parsons Brinckerhoff International Advisory
                  Board.
--------------------------------------------------------------------------------------------------
[PHOTO]           Byron G. Thompson, age 70, has been a director of KCS since August 17,
                  2000. Mr. Thompson has served as Chairman of the Board of Country Club
Byron G. Thompson Bank, n.a., Kansas City since February 1985. Prior to that time, Mr. Thompson served as Vice Chairman of Investment Banking at United Missouri Bank of
                  Kansas City and as a member of the Board of United Missouri Bancshares,
                  Inc.
--------------------------------------------------------------------------------------------------

Committees of the Board of Directors

      The Board of Directors has established an Executive Committee, an Audit Committee, a Compensation and Organization Committee, and a Nominating and Corporate Governance Committee. The members of the committees are elected at the Board's annual meeting immediately following KCS's annual meeting of stockholders. During 2002, there were two meetings by telephone of the Executive Committee, five meetings of the Audit Committee, one of which was by telephone, and five meetings of the Compensation and Organization Committee, one of which was by telephone. The Nominating and Corporate Governance Committee held its first meeting on March 18, 2003.

The Executive Committee

      The Executive Committee consists of KCS's Chairman of the Board and Chief Executive Officer and three non-officer directors elected by the Board to serve one-year terms. When the Board is not in session, the Executive Committee has all the powers of the Board for management of KCS in all cases in which specific directions have not been given by the Board.

      The Executive Committee has previously served as the Board's nominating committee and had recommended to the Board suitable nominees for election to the Board of Directors or to fill newly created directorships or vacancies on the Board. The Chairman of the Board had been a non-voting member with respect to nomination activities. As a part of its nominating duties, the Executive Committee may have met with and considered suggestions from Board members, management, consultants and others in formulating its recommendations. The Executive Committee generally would have considered director nominees recommended by stockholders. Stockholders should see "Stockholder Proposals" and "Other Matters" below for information relating to the submission by stockholders of nominees and matters for consideration at a meeting of KCS stockholders. The Board has established a Nominating and Corporate Governance Committee as described below, which held its first meeting on March 18, 2003.

      The members of the Executive Committee are: Michael G. Fitt (Chairman), Michael R. Haverty, James R. Jones and Landon H. Rowland.

The Audit Committee

      The Audit Committee consists of three outside directors elected by the Board of Directors to serve staggered three-year terms. The members of the Audit Committee are independent (as independence is defined in Sections 303.01(B)(2)(a) and (3) of the NYSE's listing standards). The Audit Committee meets with and considers suggestions from members of management and KCS's internal audit staff, as well as KCS's independent accountants, concerning the financial operations of KCS. The Audit Committee also reviews the audited financial statements of KCS and considers and recommends the appointment of and approves fee arrangements with independent accountants for audit functions and for advisory and other consulting services. The Board of Directors has adopted a written charter for the Audit Committee.

      The members of the Audit Committee are: A. Edward Allinson, Michael G. Fitt and Byron G. Thompson (Chairman).

      The report of the Audit Committee is set forth in the section under "Audit Matters."

The Compensation and Organization Committee

      The Compensation and Organization Committee (the "Compensation Committee") consists of three outside directors each of whom are independent (as independence is defined in Sections 303.01(B)(2)(a) and (3) of the NYSE's listing standards), considered non-employee directors under Section 162(m) of the Internal Revenue Code and considered outside directors under Rule 16b-3 of the Securities Exchange Act of 1934, as amended. Compensation Committee members are elected annually by the Board, taking into consideration any recommendations of the Nominating and Corporate Governance Committee, to serve one-year terms. The Compensation Committee has the following duties and responsibilities: (a) review and approve periodically guidelines for base, annual incentive and long-term compensation programs for management employees of KCS and, as prescribed by resolution of the Board, subsidiaries, consistent with the compensation philosophy of the Compensation Committee; (b) review and approve corporate goals and objectives relevant to Chief Executive Officer ("CEO") compensation, evaluate and review with the CEO the CEO's performance in light of those goals and objectives, and set the CEO's compensation level based on this evaluation; (c) review and approve the CEO's recommendations concerning the compensation of the senior management of KCS; (d) in consultation with the CEO, the Chief Financial Officer, the Vice President of Human Resources and, if deemed appropriate by the Chairperson of the Compensation Committee, an independent outside consultant, review and recommend to the Board compensation for directors, including stock option awards, fees, and benefits; (e) establish and communicate to the senior management the Board's expectations concerning KCS stock ownership, with the goal of promoting long-term ownership of KCS stock and further aligning the interests of senior management with KCS's shareholders; (f) administer the compensation plans of KCS and certain subsidiaries under which the Compensation Committee has been granted administrative responsibility in accordance with the terms of those plans, including, as applicable, approving all stock option grants and pools, establishing performance goals and targets under incentive plans, and determining whether or not such goals have been attained (the Compensation Committee has the authority to delegate responsibility in accordance with the terms of the applicable plan); (g) review and recommend for approval by the Board new plans or material changes in existing compensation and benefit plans, and monitor the appropriateness and effectiveness of such plans; (h) review succession planning for key officers at KCS and KCSR; (i) review and approve the contents of KCS's disclosures concerning compensation matters in Securities and Exchange Commission ("SEC") and other regulatory filings, including the disclosure of executive compensation in KCS's annual proxy statement; (j) retain and terminate any compensation consultant to be used to assist in the evaluation of the compensation of directors, CEO or executive Officers of KCS, including the sole authority to select the consultant and to approve the consultant's fees and the other material terms of the engagement; (k) obtain advice and assistance from internal or external legal, accounting or other advisors as required for the performance of its duties; (l) monitor compliance with legal prohibitions on loans to directors and executive officers of KCS; (m) annually participate in a self-assessment of performance and, in conjunction with the Nominating and Corporate Governance Committee, undertake an annual evaluation of the qualifications of the members of the Compensation Committee; (n) prepare an annual report on compensation of senior management for inclusion in KCS's proxy statement in accordance with applicable laws, rules and regulations; and (o) perform such other duties and exercise such other powers as directed by resolution of the Board not inconsistent with the Compensation Committee Charter or as required by applicable laws, rules, regulations and NYSE listing standards.

      The members of the Compensation and Organization Committee are: A. Edward Allinson (Chairman), Michael G. Fitt and Rodney E. Slater.

      The Compensation Committee's report on executive compensation is set forth in the section under "Management Compensation."

The Nominating and Corporate Governance Committee

      The Nominating and Corporate Governance Committee (the "Nominating Committee") consists of three outside directors elected by the Board of Directors to serve staggered three year terms. The members of the Nominating Committee are independent (as independence is defined in Sections 303.01(B)(2)(a) and (3) of the NYSE's listing standards). The Nominating Committee recommends to the Board of Directors suitable nominees for election to the Board of Directors or to fill newly created directorships or vacancies on the Board of Directors. The Nominating Committee may form and delegate authority to subcommittees when appropriate in its judgment. The Nominating Committee shall: (a) develop and apply criteria to the selection of director nominees; (b) develop and implement a procedure to periodically evaluate the performance of management, all of the committees of the Board (including the Nominating Committee) and the Board; (c) establish and maintain an orientation program for new directors and a continuing education program for all directors;
(d) annually review and reassess the adequacy of the Nominating Committee charter and recommend any proposed changes to the Board of Directors for approval; (e) make recommendations to the Board with respect to the selection of members of committees of the Board who meet the criteria set forth in the Nominating Committee charter and the requirements of applicable laws, rules and regulations; and (f) perform any other activities consistent with its charter, KCS's By-laws and governing law as the Nominating Committee or the Board of Directors deems appropriate. The Nominating Committee has the authority to obtain advice and seek assistance from internal or external legal, accounting or other advisors, and has the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm's fees and other terms of the engagement.

      Members of the Nominating Committee, between February 27 and March 4, 2003, discussed telephonically the qualifications of Director Nominee Thomas A. McDonnell. The Nominating Committee met telephonically on March 18, 2003, at which time it passed a resolution to recommend Mr. McDonnell to the full Board of Directors for election to the Board of Directors to serve in the class of directors whose terms expire at the Annual Meeting and to recommend Mr. McDonnell to the full Board of Directors for election to the Board of Directors at the Annual Meeting.

      The Nominating Committee generally will consider director nominees recommended by stockholders. Stockholders should see "Stockholder Proposals" and "Other Matters" below for information relating to the submission by stockholders of nominees and matters for consideration at a meeting of KCS stockholders.

      The members of the Nominating and Corporate Governance Committee are: A. Edward Allinson, Michael G. Fitt (Chairman) and Rodney E. Slater.

Compensation of Directors

      Directors who are officers or employees of KCS or its subsidiaries do not receive any fees or other compensation for service on the Board or its committees. No fees were paid during 2002 to any director or Named Executive Officer (as defined herein) of KCS for service on any board of directors of any subsidiary of KCS.

      The Outside Directors (those directors who are not employees of KCS or its subsidiaries) are not paid any retainers for Board or committee membership. The Outside Directors are paid $4,000 for each Board meeting attended in person or $2,000 for telephone meetings. The Outside Directors are also paid $2,000 for each committee meeting attended in person or $1,000 for telephone meetings. The Chair of a committee receives an additional $500 for each committee meeting. The Outside Directors may also be granted awards, including among others, options to buy shares of KCS Common Stock, pursuant to the 1991 Plan, as determined by the Committee (as defined in such plan). The Outside Directors (other than Mr. McDonnell, who was not a director in 2002) were each granted options for 10,000 shares of KCS Common Stock in 2002. Mr. McDonnell was granted options for 20,000 shares of KCS Common Stock upon his election as a director on March 18, 2003.

      Directors of KCS are permitted to defer receipt of directors' fees under an unfunded directors' deferred fee plan adopted by the Board of Directors. Earnings for time periods prior to June 1, 2002 accrue interest on deferred fees from the date the fees are credited to the director's account, and on the earnings on deferred fees from the date the earnings are credited to the account. The rate of earnings is determined annually and is at a rate one percentage point less than the prime rate in effect at Chemical Bank on the last day of the calendar year. A director may request that the rate of earnings be determined pursuant to a formula based on the performance of certain mutual funds advised by Janus Capital Management LLC, provided that the plan administrator is not obligated to follow such request and may at its sole discretion continue to determine earnings by reference to the prime rate of Chemical Bank as discussed above. Earnings on the amount credited to a director's account as of May 31, 2002 and earnings on deferred fees and earnings credited to the director's account on and after June 1, 2002, will be determined by the hypothetical "investment" of deferred fees based on the director's election among investment options designated by KCS from time to time for the deferred fee plan. An underlying investment rate determined from time to time by the Board (currently U.S. Treasury securities with a maturity of 10 years plus one percentage point, adjusted annually on July 1) is used to credit with interest any part of a director's account for which a mutual fund has not been designated as the hypothetical "investment." Upon a director ceasing to be a director of KCS, the KCS Board has the sole discretion to elect to distribute the director's account value in annual installments over a ten-year period or in a single lump sum payment. Distributions under the plan are allowed prior to cessation as a director in certain instances as approved by the Board of Directors. The Board may designate a plan administrator, but in the absence of such designation, the Secretary of KCS will administer the plan.

      At the request of KCS, each of Messrs. Allinson and Fitt entered into certain agreements with KCS to forego certain compensation due them by KCS and to have loans made by KCS, in the amount of compensation foregone by Messrs. Allinson and Fitt, respectively, to trusts established by each of them, with the principal amount of such loans to be used to pay premiums on life insurance policies. See the discussion below in "Compensation Committee Interlocks and Insider Participation; Certain Relationships and Related Transactions."

Legal Proceedings

      On November 19, 2002, Stilwell, now Janus Capital Group Inc., filed a Statement of Claim against KCS with the American Arbitration Association. This claim involves the entitlement to compensation expense deductions for federal income tax purposes which are associated with the exercise of certain stock options issued by Stilwell (the "Substituted Options") in connection with the Spin-off of Stilwell from KCS on July 12, 2000. Stilwell alleges that upon exercise of a Substituted Option, Stilwell is entitled to the associated compensation expense deductions. Stilwell bases its claim on a letter, dated August 17, 1999, addressed to Landon H. Rowland, Chairman, President and Chief Executive Officer of Kansas City Southern Industries, Inc. (the "Letter"), purporting to allow Stilwell to claim such deductions. The Letter was signed by the Vice President and Tax Counsel of Stilwell, who was also at the time the Senior Assistant Vice President and Tax Counsel of KCS, and by Landon H. Rowland, currently a director of KCS and the non-executive Chairman of Janus Capital Group Inc., who was at that time a director and officer of both Stilwell and KCS.

      Stilwell seeks a declaratory award and/or injunction ordering KCS to file and amend its tax returns for the tax year 2000 and subsequent years to reflect that KCS does not claim the associated compensation expense deductions and to indemnify Stilwell against any related taxes imposed upon Stilwell, which allegedly has taken, and plans to take, such deductions. On December 20, 2002, KCS filed an Objection to Stilwell's Demand for Arbitration and Motion to Dismiss. KCS disputes the validity and enforceability of the Letter. KCS asserts, among other things, that a Private Letter Ruling issued by the Internal Revenue Service on July 9, 1999 provides that KCS subsidiaries are entitled to compensation expense deductions upon exercise of Substituted Options by their employees.

      KCS has answered that the claims of Stilwell are without merit and intends to vigorously defend against them. Given the early stage of the proceeding, KCS is unable to predict the outcome, but does not expect this matter to result in any material adverse financial consequences to KCS's net income in the event, which it regards as unlikely, that it would not prevail.

Compensation Committee Interlocks and Insider Participation; Certain Relationships and Related Transactions

      On September 29, 2000, KCS and Manatt, Phelps & Phillips entered into an agreement commencing October 1, 2000 and ending October 31, 2002, under which the law firm of Manatt, Phelps & Phillips and James R. Jones agreed to provide KCS with advice and assistance with reference to issues and transactions in Mexico and other international venues. In consideration of the services provided, KCS agreed to pay Manatt, Phelps & Phillips the sum of $10,000 per month. Mr. Jones, a director of KCS, acts as Senior Counsel to Manatt, Phelps & Phillips and receives a salary from such law firm for his services as Senior Counsel. The fees paid by KCS to such law firm did not exceed 5% of the law firm's gross revenues for that firm's last full fiscal year. This agreement has been extended from October 31, 2002 to October 31, 2004.

      At the request of KCS, Mr. Allinson entered into an Agreement to Forego Compensation and a loan agreement as described in this paragraph. Pursuant to the Agreement to Forego Compensation between Mr. Allinson and KCS, in which Mr. Allinson agreed to forego all of the balance payable to him under his retirement plan account in the KCS Directors' Deferred Fee Plan, and the loan agreement between Mr. Allinson and KCS, KCS agreed to loan $523,662 (the amount of compensation foregone by Mr. Allinson) to The A. Edward Allinson Irrevocable Trust Agreement, Courtney Ann Arnot, A. Edward Allinson III and Bradford J. Allinson, Trustees (the "Allinson Trust") with interest, and with the loan principal amount to be used by the Allinson Trust to pay a premium on a life insurance policy on the life of Mr. Allinson. KCS made the loan to the Allinson Trust and the Allinson Trust, as Maker, executed a promissory note in favor of KCS, as Holder, in the principal amount of $523,662 plus interest at the rate of 5.49% compounded semi-annually. Pursuant to the terms of the promissory note, the Trust is designated as beneficiary to receive the policy death benefit or any benefit paid at policy maturity. The entire principal sum of the promissory note plus accrued interest thereon is due and payable to KCS within 90 days following the death of Mr. Allinson (or immediately due and payable upon the occurrence of any of certain specific events). Under the terms of the promissory note, the Trust may elect to reset the interest rate equal to the Applicable Federal Rate provided for under Internal Revenue Code Section 7872(f)(2)(A) in effect on the reset date. Only one reset of the interest rate is allowed. The loan was made prior to the enactment of the Sarbanes-Oxley Act of 2002 and no reset of the interest rate has occurred. The trustees and beneficiaries of the Trust are members of Mr. Allinson's immediate family.

      At the request of KCS, Mr. Fitt entered into an Agreement to Forego Compensation and a loan agreement as described in this paragraph. Pusuant to the Agreement to Forego Compensation between Mr. Fitt and KCS, in which Mr. Fitt agreed to forego all of the balance payable to him under his retirement plan account in the KCS Directors' Deferred Fee Plan, and the loan agreement between Mr. Fitt and KCS, KCS agreed to loan $975,346 (the amount of compensation foregone by Mr. Fitt) to The Michael G. Fitt and Doreen E. Fitt Irrevocable Insurance Trust, Anne E. Sykes, Colin M-D. Fitt and Ian D.G. Fitt, Trustees (the "Fitt Trust") with interest, and with the loan principal amount to be used by the Fitt Trust to pay a premium on a life insurance policy on the lives of Mr. Fitt and his wife. KCS made the loan to the Fitt Trust and the Fitt Trust, as Maker, executed a promissory note in favor of KCS, as Holder, in the principal amount of $975,346 plus interest at the rate of 5.49% compounded semi-annually. Pursuant to the terms of the promissory note, the Trust is designated as beneficiary to receive the policy death benefit or any benefit paid at policy maturity. The entire principal sum of the promissory note plus accrued interest thereon is due and payable to KCS within 90 days following the death of the last survivor of Mr. Fitt or his wife (or immediately due and payable upon the occurrence of any of certain specific events). The loan was made prior to the enactment of the Sarbanes-Oxley Act of 2002. The trustees and beneficiaries of the Trust are members of Mr. Fitt's immediate family.

      Broadway Square Partners, LLP is a limited liability partnership in which DST Realty, Inc. (a 100% owned subsidiary of DST) is a 50% general partner. Broadway Square Partners, LLP owns and leases to KCSR the new headquarters building occupied by KCS and KCSR at 427 West 12/th/ Street, Kansas City, Missouri. The lease is a 17-year lease which began in April 2002. Payments made by KCSR under the lease in 2002 to Broadway Square Partners, LLP were approximately $2.1 million and are estimated to be approximately $2.8 million in 2003. In addition, Broadway Square Partners, LLP owns the former headquarters building previously occupied by KCS at 114 West 11/th/ Street, Kansas City, Missouri, and leases a floor of it to Southern Development Company (a wholly-owned subsidiary of KCSR) for operations personnel. Payments made to Broadway Square Partners, LLP under this lease total approximately $219,000 annually. In addition, in 2002, KCSR made rental payments of

$105,000 to DST Realty, Inc. for the benefit of Lewis Real Estate, LLC (which is wholly-owned by DST Realty, Inc.) for leased space at 114 West 11/th/ Street, Kansas City, Missouri. No further rental payments are expected to be made to Lewis Real Estate, LLC for such leased space. The payments under these leases are not material to DST. In 2002, KCS and KCSR made payments aggregating approximately $68,606 to MC Real Estate Services, Inc. (now named DST Enterprise Recovery Services, Inc. and 50% owned by DST Realty, Inc.) as a tenant finish development fee. No further payments are expected to be made to DST Enterprise Recovery Services, Inc. Thomas A. McDonnell, a director of KCS, is the President, Chief Executive Officer and a director of DST. Mr. McDonnell is a director of DST Realty, Inc. and was Chairman of the Board of Directors of DST Realty, Inc. from February 5, 1999 to March 18, 2003. Mr. McDonnell is a director and Chairman of DST Enterprise Recovery Services, Inc. Mr. McDonnell does not own any stock in DST Realty, Inc., and owns less than 1% of the outstanding common stock of DST. Mr. McDonnell does not receive any salary from DST Realty, Inc., Broadway Square Partners, LLP or DST Enterprise Recovery Services, Inc., nor any direct financial benefit from the payments discussed above.

                                 AUDIT MATTERS

Report of the Audit Committee

April 4, 2003

      In accordance with the Audit Committee's written charter duly adopted by the Board of Directors, we have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2002.

      We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

      We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

      Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the SEC.

      Based on the reviews and discussions referred to above, we recommended to the Board of Directors that KPMG LLP be retained as the Company's independent auditing firm for the 2003 fiscal year.

      The Audit Committee

      A. Edward Allinson
      Michael G. Fitt
      Byron G. Thompson, Chairman

Principal Accounting Firm Fees

      The following table sets forth the aggregate fees billed to KCS for the fiscal year ended December 31, 2002 by KPMG LLP:

KPMG LLP

  Audit Fees, Excluding Audit Related......................... $555,633
  Financial Information Systems Design and Implementation Fees        0
  All Other Fees:
      Audit Related Fees......................................  180,413(a)(b)
      Other Non-Audited Services..............................   15,660(a)(c)
                                                               --------
  Total All Other Fees........................................ $196,073

--------------------------------------------------------------------------------
(a) The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

(b) Includes fees for benefit plan audits, comfort letters, and SEC filing review.

(c) Includes fees for tax and consulting services.

Independent Public Accountants

      The Audit Committee has recommended, and the Board of Directors has selected, the firm of KPMG LLP as KCS's independent accountants to examine KCS's 2003 consolidated financial statements.

      On June 20, 2001, KCS notified PricewaterhouseCoopers LLP ("PWC"), KCS's principal accountant during the 2000 fiscal year, that it had been replaced as KCS's principal accountant. Additionally, on June 20, 2001, KCS engaged the accounting firm of KPMG LLP as its principal accountant for the 2001 fiscal year. The decision to change certifying accountants was discussed with the Audit Committee and approved by the Chairman of the Audit Committee. Prior to the Spin-off in July 2000, KCS management had been discussing internally whether or not to competitively bid out its audit services. Given the circumstances surrounding the Spin-off, KCS management determined that it was not feasible to initiate the competitive bid process until after the completion of the audit for the year in which the Spin-off occurred. Accordingly, subsequent to the completion of the audit for the year ended December 31, 2000, KCS management initiated the competitive proposal process that began in April 2001. The selection of KPMG LLP was made after the completion of this competitive proposal process, which involved all five major accounting firms then existing. No relationship exists between KCS and KPMG LLP other than that of independent accountant and client, except as follows: NAFTA Rail, S.A. de C.V. ("NAFTA"), our Mexican affiliate and the holder of our shares of Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. ("Grupo TFM"), employs the retired managing partner of KPMG Cardenas Dosal, S.C., the Mexican affiliate of KPMG LLP, as our Comisario at Grupo TFM. NAFTA has the right under Mexican law to appoint a Comisario, or statutory auditor, at Grupo TFM. The Comisario's alternate, or Comisario Suplente, is a current partner of KPMG Cardenas Dosal, S.C. Both the Comisario and Comisario Suplente are paid by Grupo TFM. Our tax advisers in Mexico are affiliated with KPMG LLP. We also use KPMG, an affiliate of KPMG LLP, as our auditors in Panama.

      For the 2000 fiscal year, the reports of PWC on KCS's financial statements contained no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principle. In connection with its audits for the 2000 fiscal year and through June 20, 2001, there were no disagreements with PWC on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PWC would have caused them to make reference thereto in their report on the financial statements for such years, except as discussed below.

      During the year ended December 31, 2000, KCS completed a transaction to monetize, for a one-time payment, the rights to the future income stream associated with certain billboard advertising sites located on the right of way of KCS's wholly owned subsidiary, KCSR. The transaction was completed with a third party vendor to KCS, which provides advertising signage services to other companies in the railroad industry. Based upon the details of the transaction, KCS believed that the associated transaction should be accounted for under the guidance of Staff Accounting Bulletin No. 101--"Revenue Recognition in Financial Statements" ("SAB 101") and consistent with railroad industry accounting practices. After reviewing industry practice and SAB 101 related to the specifics of this transaction, KCS concluded that the appropriate criteria, of both industry accounting practices and the guidance in SAB 101, were met to record the initial one-time payment as income in the Statement of Income for the year ended December 31, 2000. KCS's then certifying accountant, PWC, believed that SAB 101 did not apply and railroad industry accounting practice would not take precedence over standards promulgated by the Financial Accounting Standards Board. PWC believed that the transaction should be evaluated under lease accounting rules which, in this instance, would require that the up-front payment be initially deferred and recognized over future periods. After further discussion between KCS and PWC, KCS recorded the transaction as recommended by PWC in the financial statements for the year ended December 31, 2000.

      During the period of time that KCS was exploring with PWC the various accounting rules regarding this matter and following PWC's expression of its conclusion with regard to this matter, KCS inquired of PWC as to other avenues that might be available to KCS. PWC acknowledged that one alternative might be for KCS to seek a SAS 50 opinion from another independent accountant. In early February 2001, KCS's management discussed this transaction with KPMG LLP to obtain an understanding of relevant industry practice and application of SAB
101. Also, at KCS's request, PWC discussed the issue with representatives of the other major accounting firms, including KPMG LLP. KPMG LLP communicated to KCS that this issue was discussed with representatives of the major accounting firms and that PWC reaffirmed their earlier position on the proper accounting treatment of the transaction. KCS did not request a SAS 50 opinion or report from KPMG LLP, and none was issued. Additionally, KPMG LLP did not express any specific viewpoint to KCS regarding the accounting for the transaction. KCS's management and PWC discussed this matter with KCS's Audit Committee. Additionally, KCS authorized PWC to respond fully to inquiries of KPMG LLP concerning this matter.

      KCS became aware that as a result of a reorganization during 2001 between two of the participants in the Grupo TFM venture (in which KCS has a minority interest), Grupo TFM may be reported by one of the participants as a consolidated subsidiary under International Accounting Standards. KCS has historically treated Grupo TFM as a foreign corporate joint venture under U.S. generally accepted accounting principles and, accordingly, has not provided deferred income taxes at the statutory rates on the difference between the financial accounting and income tax bases in its investment in Grupo TFM. PWC informed KCS that at the time of their replacement, PWC had not completed the analysis and testing necessary to confirm KCS's continued accounting for Grupo TFM as a foreign corporate joint venture under these circumstances and, accordingly, that PWC believed this matter represented a reportable event under Regulation S-K Item 304(a)(1)(v)(D). KCS's management and PWC discussed this matter with KCS's Audit Committee. Additionally, KCS authorized PWC to respond fully to inquiries of KPMG LLP concerning this matter.

      One or more representatives of KPMG LLP are expected to be present at the Annual Meeting and, if so, will have the opportunity, if desired, to make a statement and are expected to be available to respond to appropriate questions by stockholders.

         PROPOSAL 2--REAPPROVAL OF SECTION 18.7 (PERFORMANCE MEASURES)
        OF KCS'S 1991 AMENDED AND RESTATED STOCK OPTION AND PERFORMANCE AWARD PLAN (AS AMENDED AND RESTATED EFFECTIVE AS OF NOVEMBER 7, 2002)
             FOR PURPOSES OF INTERNAL REVENUE CODE SECTION 162(m)

Reason for the Proposal

      Section 18.7 of KCS's 1991 Plan allows the granting of awards based on KCS performance-based criteria. Such criteria are described in the Performance Measures paragraph of the Summary of the 1991 Plan section below. At the 1998 Special Meeting of Stockholders, KCS stockholders approved the amendment and restatement of KCS's 1991 Plan, including Section 18.7 of such plan. Reapproval of the performance-based criteria is necessary to permit income recognized in connection with stock options and other awards granted under the plan to qualify as "performance-based" compensation for purposes of Section 162(m). Under Section 162(m), KCS will not be able to claim a federal income tax deduction on compensation in excess of $1 million in any year paid to its chief executive officer or any of its four other most highly-compensated executive officers, unless the compensation qualifies as "performance-based" compensation. The "option spread" (the excess of the fair market value of the option shares at the time of exercise over the option exercise price) in connection with the exercise of an option (other than an Incentive Stock Option ("ISO")) or a stock appreciation right is eligible to be considered as performance-based compensation for purposes of Section 162(m). Other types of awards granted under the 1991 Plan that are contingent upon attainment of performance goals also will qualify as performance-based compensation for purposes of Section 162(m). Approval is beneficial to KCS under Code Section 162(m), which limits public companies' deductions of compensation expense in excess of $1 million paid to certain executive officers ("Deduction Limitation"). However, Code Section 162(m) allows public companies to exclude from the Deduction Limitation certain performance-based compensation if approved by stockholders. Reapproval every five years of the performance-based criteria in the 1991 Plan (contained in Section 18.7) is necessary for performance-based awards thereunder to continue to meet the requirements for a federal income tax deduction.

Summary of the 1991 Plan

      The principal provisions of the 1991 Plan are summarized below. This summary is not a complete description of all of the 1991 Plan's provisions, and is qualified in its entirety by reference to the 1991 Plan which is attached to this Proxy Statement as Appendix A. Capitalized terms in this summary not defined in this Proxy Statement have the meanings set forth in the 1991 Plan.

      Purpose. The 1991 Plan is intended to allow employees, directors and consultants of KCS and its subsidiaries to acquire or increase their ownership of KCS Common Stock, thereby strengthening their commitment to the success of KCS and stimulating their efforts on behalf of KCS, and to assist KCS and its subsidiaries in attracting new employees, directors and consultants and retaining existing ones. The 1991 Plan also is intended to optimize the profitability and growth of KCS through incentives that are consistent with KCS's goals, to provide an incentive for excellence in individual performance, and to promote teamwork.

      Administration. The Stock Plan will be administered by the Board of Directors of KCS (the "Board") or by a committee appointed by the Board (the "Plan Committee"; references below to the "Plan Committee" are references to the Board, or Plan Committee, as applicable). Subject to the express provisions of the 1991 Plan, the Plan Committee has the authority (i) to determine when, to whom, and in what types and amounts Awards (as defined below) should be granted and the terms and conditions applicable to each Award (including Awards granted in conjunction with other Awards), (ii) to determine the amount, if any, that a Grantee shall pay for Restricted Shares, and the terms related thereto, (iii) to determine the terms and conditions of all Award Agreements and to amend any Award Agreement at any time, with the consent of the Grantee under certain circumstances, (iv) to cancel, with the consent of the Grantee, outstanding Awards and grant new Awards in substitution therefor, (v) to accelerate the ability to exercise, and to accelerate or waive any or all of the terms and conditions applicable to, any Awards, (vi) subject to the provisions of the 1991 Plan, to extend the time during which any Awards may be exercised, (vii) to make such adjustments or modifications to Awards to Grantees working outside the United States as are advisable to fulfill the purposes of the 1991 Plan or to comply with applicable local law, and (viii) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Plan Committee deems appropriate. The Plan Committee is authorized to construe and interpret the 1991 Plan, to establish, amend and rescind any rules relating to the 1991 Plan and to make all other determinations which may be necessary or advisable for the administration of the 1991 Plan. Additionally, if the Plan Committee determines that an adjustment of the 1991 Plan or outstanding Awards is necessary to prevent enlargement or dilution of the intended benefits under the 1991 Plan following any change affecting the shares of KCS Common Stock by reason of any dividend or other distribution to stockholders (whether in cash, Shares, other securities or other property), stock split, reverse stock split, recapitalization, subdivision, consolidation or reduction of capital, reorganization, merger, scheme of arrangement, split-up, spin-off, or combination involving KCS or repurchase or exchange of Shares or other rights to purchase Shares or other securities of KCS, or other similar corporate transaction, the Plan Committee will, in such manner as it deems equitable, adjust any or all of (i) the number or type of Shares (or other securities or properties) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award or the substitution of other property for Shares subject to an outstanding Award. All determinations on all matters relating to the 1991 Plan or any Award Agreement may be made in the sole and absolute discretion of the Plan Committee, and all such determinations of the Plan Committee shall be final, conclusive and binding. No member of the Plan Committee is liable for any action or determination made with respect to the 1991 Plan or any Award thereunder.

      Eligibility. All directors and employees of and consultants to KCS and its subsidiaries will be eligible to receive Awards under the 1991 Plan. As of the date of this Proxy Statement, approximately 2,852 such employees and seven Outside Directors are eligible to participate in the 1991 Plan. KCS uses consultants from time to time, but cannot reasonably determine the number of consultants that would be eligible to participate in the 1991 Plan. No awards have been granted to consultants in the past under the 1991 Plan and KCS currently does not intend to make awards to consultants under the 1991 Plan.

      Power to Amend the 1991 Plan. Subject to the terms of the 1991 Plan, the KCS Board may alter, amend, suspend or terminate the 1991 Plan in whole or in part at any time without the approval of the stockholders of KCS. The KCS Board may delegate to the Plan Committee any or all of the authority of the KCS Board to alter, amend, suspend or terminate the 1991 Plan.

      Number of Shares. Subject to adjustment as described above, the aggregate number of Shares of KCS Common Stock authorized for issuance under the 1991 Plan is the sum of: (i) 15,600,000 and (ii) the total number of Shares subject to Awards granted under the 1993 Plan, 1987 Plan and 1983 Plan that are outstanding as of July 15, 1998 (for a total of 16,003,186). As of the

Record Date, 5,190,294 Shares of KCS Common Stock were subject to outstanding Awards under the 1991 Plan and 1,362,231 Shares of KCS Common Stock remained available for future awards under the 1991 Plan. Shares that are forfeited or not issued under an Award, or Shares (however acquired) that are used to pay the exercise price of an Award or are withheld in connection with tax obligations arising from an Award, again become available for an Award or increase the number of Shares available for Awards. No person may receive under the 1991 Plan in any calendar year total Awards exceeding the greater of: (i) 1% of the total Shares of KCS Common Stock outstanding when the Award is granted; or (ii) 1,300,000 Shares; provided, however, that the total number of Shares for which Awards may be granted to any Grantee in any calendar year shall not exceed 2,000,000. Based on the closing price of KCS Common Stock on the Record Date, the aggregate market value of the Shares underlying outstanding Awards as of the Record Date was $61,764,499 and the aggregate market value of Shares remaining available for issuance under the 1991 Plan was $16,210,549.

      Types of Awards. The 1991 Plan permits the grant of any or all of the following types of Awards to employees, directors and consultants of KCS and its Subsidiaries: (i) stock options, including ISOs and options other than ISOs ("non-qualified options"); (ii) stock appreciation rights ("SARs"); (iii) limited stock appreciation rights ("LSARs"); (iv) Restricted Shares; (v) Performance Units and Performance Shares ("Performance Awards"); and (vi) Bonus Shares.

      Stock Options. The exercise price per Share of KCS Common Stock purchasable under any Option will be determined by the Plan Committee, but generally cannot be less than 100% of the Fair Market Value of a share of KCS Common Stock on the date the Option is granted. In certain instances, however, the exercise price of an Option may be less than the Fair Market Value of a Share on the Grant Date. In connection with the acquisition by KCS of another entity or the assets of such entity, the Plan Committee may grant Options ("Substitute Options") with an exercise price less than the Fair Market Value of a Share on the Grant Date, to persons who become eligible to participate in the 1991 Plan and who hold options ("Acquired Entity Options") to purchase shares of stock of the Acquired Entity or its affiliates immediately prior to such Acquisition. The exercise price of the Substitute Options will be set at a level that preserves the economic value of Acquired Entity Options that are replaced. The Plan Committee shall determine the term of each Option (subject to a maximum of 10 years) and the time or times when it may be exercised. The grant and the terms of ISOs shall be restricted to the extent required for qualification as ISOs by the Internal Revenue Code. In no event may an ISO be granted under the 1991 Plan on or after the date 10 years following the earlier of (i) the date the 1991 Plan was adopted and (ii) the date the 1991 Plan was approved by KCS stockholders. Options may be exercised following notice to KCS by payment of the exercise price: (i) in cash, personal check or wire transfer;
(ii) in certain instances, in Shares (including, at the discretion of the Plan Committee, Restricted Shares) with a Fair Market Value equal to the exercise price of the Option; (iii) pursuant to a "cashless exercise" through a broker-dealer under an arrangement approved by the Plan Committee; or (iv) at the discretion of the Plan Committee, with an interest-bearing promissory note or with a third-party loan that is guaranteed by KCS.

      Stock Appreciation Rights/Limited Stock Appreciation Rights. An SAR may be granted free-standing or in tandem with the grant of Options. Upon exercise of an SAR, the holder thereof is entitled to receive the excess of the Fair Market Value of the Shares for which the SAR is exercised over the Strike Price of the SAR, payable in cash or, at the discretion of the Plan Committee, in Shares with a Fair Market Value equal to the excess. The Strike Price (which, in the case of free-standing SARs, shall not be less than 100% of the Fair Market Value of the Shares on the Grant Date and, in the case of tandem SARs, will equal the Option Price of the related Options) and other provisions of the

SAR shall be determined by the Plan Committee (except that the term of an SAR may not exceed 10 years). An LSAR is an SAR that automatically is exercised upon a Change of Control (defined below), which has not been approved by the Incumbent Board.

      Restricted Shares. Restricted Shares may not be disposed of by the Grantee until certain restrictions established by the Plan Committee lapse. The Plan Committee may impose such conditions and/or restrictions on any Restricted Shares as it may deem advisable, including restrictions based upon the achievement of specific performance goals (Company-wide, divisional, subsidiary and/or individual), time-based restrictions on vesting, and/or restrictions under applicable securities laws. The Plan Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares, which shall be (except with respect to Restricted Shares that are treasury shares) at least $.01 per Restricted Share or such other amount required by law. The Grantee shall have, with respect to Restricted Shares, all of the rights of a stockholder of KCS, including the right to vote the Shares and the right to receive any distributions, unless the Plan Committee shall otherwise determine. Restricted Shares are subject to forfeiture if the Grantee does not satisfy the conditions specified in the applicable Award Agreement.

      Performance Awards. From time to time, the Plan Committee may select a period during which one or more performance criteria designated by the Plan Committee are measured for the purpose of determining the extent to which a Performance Award has been earned. Performance goals may be determined by the Plan Committee in its discretion and may be based on Company-wide, divisional, subsidiary or individual performance or a combination thereof. Performance Awards may be in the form of Performance Shares (with an initial value equal to the Fair Market Value of a Share on the date of grant), or Performance Units (with an initial value established by the Plan Committee at the time of grant). Performance Awards may be paid in cash or in Shares, or a combination thereof. Grantees of Performance Awards are not required to provide consideration other than the rendering of services and any minimum exercise price required by applicable law.

      Bonus Shares. Bonus Shares can be awarded to a Grantee without cost and without restrictions in recognition of past performance (whether determined by reference to another employee benefit plan of KCS or otherwise) or as an incentive to become an employee, director or consultant of KCS or a Subsidiary.

      Performance Measures. Unless and until the Plan Committee proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in Section 18.7 of the 1991 Plan, the performance measure(s) to be used for purposes of performance-based Awards shall be chosen from among the following:

      (a) Earnings (either in the aggregate or on a per-share basis);

      (b) Net income (before or after taxes);

      (c) Operating income;

      (d) Cash flow;

      (e) Return measures (including return on assets, equity or sales);

      (f) Earnings before or after either, or any combination of, taxes, interest or depreciation and amortization;

      (g) Gross revenues;

      (h) Share price (including growth measures and stockholder return or attainment by the Shares of a specified value for a specified period of time);

      (i) Reductions in expense levels in each case, where applicable, determined either on a Company-wide basis or in respect of any one or more business units;

      (j) Net economic value; or

      (k) Market share.

      Any of these performance measures may be applied, as determined by the Plan Committee, on the basis of KCS as a whole, or in respect of any one or more Subsidiaries or divisions of KCS or any part of a Subsidiary or division of KCS that is specified by the Plan Committee.

      The Plan Committee may adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards which are designed to qualify for the performance-based exception from the tax deductibility limitations of Internal Revenue Code Section 162(m) (the "Performance-Based Exception") may not be adjusted upward without the approval of KCS stockholders. The Plan Committee may adjust such Awards downward.

      In the event that applicable tax and/or securities laws change to permit Plan Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, and still qualify for the Performance-Based Exception, the Plan Committee will have the sole discretion to make such changes without obtaining stockholder approval.

      Change of Control. Unless otherwise defined in an Award Agreement, a Change of Control is deemed to occur in the event of certain acquisitions of 20% or more of the outstanding KCS Common Stock, certain mergers which result in KCS's stockholders owning 60% or less of the surviving corporation, or certain changes of more than 25% of the membership of the KCS Board. In the event of a Change of Control of KCS, Awards will automatically become fully vested or fully exercisable, as applicable.

      Elective Share Withholding. A Grantee may, subject to certain conditions, elect to have KCS withhold a portion of the Shares that would otherwise be issued to the Grantee under an Award to satisfy the Grantee's income tax liabilities related to the Award.

      Other. The 1991 Plan will terminate when all Shares of KCS Common Stock subject to the Plan have been acquired unless earlier terminated by the KCS Board. Awards, and any rights under an Award, may not be transferred other than by will or by the law of descent and distribution or, with the consent of the Plan Committee, to members of a Grantee's immediate family and related trusts, partnerships and other entities with respect to which the Grantee or such family members are owners or beneficiaries. The extent to which the Grantee shall receive the benefits of an Award following Termination of Affiliation will be determined in accordance with the provisions of the 1991 Plan and the Award Agreement, which benefits may extend beyond the date of Termination of Affiliation. The Plan Committee may permit or require a Grantee to defer receipt of payment or delivery of Shares upon the exercise or vesting of an Award.

Federal Income Tax Consequences of the Issuance and Exercise of Options.

      The federal income tax consequences of the issuance and exercise of Options under the 1991 Plan to its participants and KCS are summarized below. The following discussion is based on the federal income tax laws in effect as of the date of this Proxy Statement and could be affected by future changes in the tax laws. The summary is not intended to constitute tax advice and does not address, among other things, possible state, local or foreign tax consequences.

      The grant of an Option will have no immediate tax consequences for the Grantee or KCS. In general, the Grantee will have no taxable income upon the exercise of an ISO or upon the disposition of Shares acquired upon the exercise of an ISO if the applicable ISO holding period is satisfied (except that the alternative minimum tax may apply) and KCS will have no deduction upon exercise of the ISO. Upon exercising a non-qualified option, the Grantee will recognize ordinary income in an amount equal to the difference between the Fair Market Value on the date of exercise of the Shares acquired and the Option exercise price. KCS will be entitled to a deduction in the same amount, subject to the possible limitation under Section 162(m) of the Code. Generally, there will be no tax consequence to KCS in connection with a disposition of Shares acquired upon exercise of an Option, except that KCS may be entitled to a deduction upon disposition of Shares acquired on exercise of an ISO before the applicable holding period has been satisfied.

      Under current rulings of the Internal Revenue Service, a Grantee who pays the exercise price for an Option with KCS Common Stock does not recognize gain or loss with respect to the disposition of the stock transferred in payment of the Option exercise price. However, the Grantee normally will recognize ordinary income upon the exercise of a non-qualified option in the manner described above. The Grantee's basis in a number of acquired Shares equal to the number surrendered will be the same as the Grantee's basis in the surrendered Shares, and the Grantee's basis in any additional Option Shares will be equal to the amount of income the Grantee recognizes upon exercise of the Option.

Option Grant Information

      The following Options to purchase KCS Common Stock have been granted prior to the Record Date under the 1991 Plan to the following individuals and groups:

Name and Position                                                 Number of Options*
----------------------------------------------------------------- ------------------
Michael R. Haverty (director nominee)                                 1,809,500
Chairman of the Board, President and Chief Executive Officer

Gerald K. Davies                                                        550,165
Executive Vice President and Chief Operating Officer

Ronald G. Russ                                                          218,686
Executive Vice President and Chief Financial Officer

William J. Pinamont                                                      36,301
Former Vice President and General Counsel

Jerry W. Heavin                                                         164,996
Senior Vice President--Operations of KCSR

Louis G. Van Horn                                                       205,640
Vice President and Comptroller

Robert H. Berry                                                         426,434
Former Senior Vice President and Chief Financial Officer

Michael G. Fitt (director nominee)                                       98,000

Thomas A. McDonnell (director nominee)                                  990,000

Landon H. Rowland (person who has received 5% or more of options)     1,521,283

Current Executive Officers as a Group (9 persons)                     3,385,224**

Current Non-Executive Officer Directors as a Group (7 persons)        2,839,283***

Current Non-Executive Officer Employee Group (355 persons)            2,214,831

--------------------------------------------------------------------------------
*   Some of these have been exercised or forfeited.
** Includes number of options granted to the current executive officers listed individually in table.
*** Includes number of options granted to Michael G. Fitt, Landon H. Rowland and Thomas A. McDonnell, who are the only current non-executive officer directors listed individually in the table.

No associate of any director, director nominee or executive officer of KCS has received any options. No other person has received 5% of the total options granted prior to the Record Date.

      Future Awards under the 1991 Plan will be made at the discretion of the Plan Committee.

Equity Compensation Plan Information

      The following table provides information as of December 31, 2002 about our common stock that may be issued upon the exercise of options, warrants and rights, as well as shares remaining available for future issuance under our existing equity compensation plans.

                                     Number of
                                   securities to
                                     be issued                      Number of securities
                                       upon                        remaining available for
                                    exercise of  Weighted-average   future issuance under
                                    outstanding  exercise price of   equity compensation
                                     options,       outstanding       plans (excluding
                                   warrants and  options, warrants securities reflected in
          Plan category               rights        and rights          column (a)(1)
---------------------------------- ------------- ----------------- -----------------------
                                        (a)             (b)                  (c)
Equity compensation plans approved
  by security holders                4,845,226         $6.35              6,933,022

Equity compensation plans not
  approved by security holders               0             0                      0
------------------------------------------------------------------------------------------
    Total                            4,845,226         $6.35              6,933,022

--------------------------------------------------------------------------------

(1) Includes 5,161,650 shares available for issuance under the Employee Stock Purchase Plan. In addition, includes 1,771,372 shares available for issuance under the 1991 Plan as awards in the form of Restricted Shares, Bonus Shares, Performance Units or Performance Shares or issued upon the exercise of Options (including ISOs), stock appreciation rights or limited stock appreciation rights awarded under the 1991 Plan.

                      YOUR BOARD RECOMMENDS THAT YOU VOTE
                                     "FOR"
REAPPROVAL OF SECTION 18.7 (PERFORMANCE MEASURES) OF THE 1991 PLAN FOR PURPOSES
                    OF INTERNAL REVENUE CODE SECTION 162(m)

                            MANAGEMENT COMPENSATION

Compensation and Organization Committee Report on Executive Compensation

Introduction

      The Board of Directors believes that increasing the value of KCS to its stockholders is its most important objective. In support of this objective, the Board charges the Compensation and Organization Committee (the "Committee") with the responsibility of designing compensation packages for KCS's executives that provide substantial incentives to increase stockholder value while enabling KCS to attract and retain exceptionally qualified executives. The Board emphasizes its overall objective by also relating the Outside Directors' compensation to stockholder value through stock options.

      The Committee seeks to align the interests of KCS executives with the Board's overall objective through a compensation strategy that emphasizes long-term stock ownership and closely links executive compensation with changes in stockholder value. In designing those compensation packages, the Committee believes KCS's compensation packages should provide executives with market competitive base salaries and the opportunity to earn additional compensation if stockholders experience long-term increases in the value of their stock. The Committee also believes that KCS's executives should maintain a significant equity interest in KCS, but that executives should earn such interest only if KCS's stockholders also experience an increase in the value of their investment.

      For the past several years and including 2002, the Committee has implemented this strategy through compensation packages for executives that:

      .      Eliminate participation in any annual cash incentive program;

      . Provide stock-based incentives through awards of stock options that require, for the recipient to receive any benefits, market price increases in KCS's Common Stock; and

      . Emphasize long-term stock ownership through the Committee's consideration of the retention of past KCS stock-based awards in determining the levels of future stock-based grants.

The result is that a significant portion of these compensation packages is based upon at-risk components.

      To assist the Committee with its responsibilities, the Committee utilizes the expertise of independent compensation consultants. In addition to advising the Committee, the compensation consultants provide the Committee with surveys of compensation practices of selected industries and companies. The compensation surveys used to determine competitive market pay range for KCS executives focus on general industrial companies having revenues comparable to KCS and publicly traded railroads. These compensation surveys include some of the companies comprising the Dow Jones US Transportation Average (the peer group used in the stock performance graph below), as well as other companies in other industries. The Committee believes using a broader sample of companies better represents the market for executives. Where appropriate, compensation data from these surveys are adjusted through regression analysis to estimate compensation levels at companies similar in size to KCS or its operating units. The next section of this report details the compensation program for these executives.

Compensation Package Components in 2002

      Base Salary. The Committee determines the level of base salaries for all of the executives for whom the Committee has responsibility. The Committee generally targets the 50/th/ percentile of the observed competitive market practice in setting base salary levels. Actual executive salaries vary from this targeted positioning based on individual contribution and performance, level of responsibility, experience and KCS's corporate performance. The Committee does not give any specific weighting to any of these factors.

      As part of a cost reduction plan announced by KCS on March 26, 2001, KCS implemented a voluntary, temporary annual salary reduction for middle and senior management and suspended temporarily certain benefits for its management employees. Certain management employees, including the Chief Executive Officer and the four other most highly compensated executive officers, agreed to a voluntary temporary salary reduction. This voluntary temporary salary reduction ended December 31, 2001. Executive salaries for 2002 reflected restoration to the levels in place prior to the voluntary salary reduction plus increases as determined by the Committee.

      Stock Compensation. A key component of the Committee's strategy has been to make stock-based incentives a significant portion of the executives' total compensation package, primarily through stock options. By using primarily stock options, the Committee seeks to ensure that the executives will be compensated only if KCS's stockholders also experience an increase in the value of their investment and that any such compensation is linked directly to such increases in KCS's stock price.

      To determine how many options to grant in connection with the compensation packages, the Committee first considers each individual's targeted total compensation (salary, target bonus and long-term incentive opportunity) for the period in question. Targeted total compensation levels for KCS executives generally approximate the median of observed market practices as determined by the compensation surveys. The survey-derived amounts may be adjusted by the Committee to take into account the individual's contribution and performance, level of responsibility, experience and KCS's corporate performance. The Committee does not give any specific weighting to any of these factors.

      An option valuation model is utilized to calculate the risk-adjusted value of each stock option to determine the number of options to be awarded. Each executive's total option grant value is intended to cover the year or years to which the grant relates and to approximate the value of both the targeted annual incentive and long-term incentive opportunities.

      Under the compensation package, which became effective upon the Spin-off, executives received a special grant of stock options in connection with the Spin-off. Except for these grants, the executive officers would not participate in any KCS annual incentive compensation plan and would not receive grants of stock-based or other long-term incentive compensation through December 31, 2002. Consistent with the Committee's compensation strategy, on July 13, 2000, the executive officers were granted performance stock options, became eligible to purchase a specified number of restricted shares of KCS Common Stock and were granted a specified number of options for each of the restricted shares purchased. The grants were intended to cover the period through December 31, 2002 and were designed to result in competitive levels of total compensation as indicated by the compensation surveys. The number of performance options granted, restricted shares available and the number of options granted in connection with restricted shares purchased were determined based on the compensation level of the executive. The performance stock options were structured to reward the executives only when KCS's market value reached certain predetermined levels and remained at or above those levels for twenty consecutive trading days. Each of these predetermined levels was established by assuming appreciation in the market price for KCS Common Stock from the date of grant at a rate above the average historical return of the S&P 500. The target stock prices established in the performance stock option grants have been met.

      Executives who joined the Company after the Spin-off have been granted stock options intended to result in total compensation competitive with the survey references through December 31, 2002.

      In addition, certain executives may receive stock options under the 1991 Plan, or cash, in connection with KCS's Executive Plan, as an annual benefit in an amount equal to the excess amount of annual contributions the executive would have been entitled to receive under one or more of the KCS 401(k) and Profit Sharing Plan and The Employee Stock Ownership Plan if any limitations imposed on such contributions by certain sections of the Internal Revenue Code were disregarded.

Compensation of the Chief Executive Officer

      The compensation package for Mr. Haverty, the Chief Executive Officer of KCS, is based upon the same compensation strategy, and utilizes compensation surveys of the same types of companies, used by the Committee for the other executives of KCS and KCSR discussed above. Under the compensation package adopted by the Committee effective upon the Spin-off, Mr. Haverty was not entitled to participate in any KCS cash incentive compensation plan during 2002. In addition, pursuant to that compensation package, Mr. Haverty did not receive grants of stock-based or other long-term incentive compensation in 2002. The special grant of stock options in 2000 in connection with the Spin-off was intended to cover all incentive compensation opportunity for the period from the Spin-off through December 31, 2002. The stock option grants were designed to result in total compensation at the 75/th/ percentile of the range of total compensation indicated in the surveys. As part of a cost reduction plan announced by KCS on March 26, 2001, Mr. Haverty agreed to a voluntary temporary reduction of his annual salary by 15%. This voluntary temporary salary reduction ended on December 31, 2001, and his salary for 2002 reflected the restoration to the salary in place prior to the voluntary reduction plus an increase of less than two percent. In addition, Mr. Haverty received stock options under the 1991 Plan in connection with KCS's Executive Plan, discussed above, in 2002 relating to his 2001 compensation, and in 2003 relating to his 2002 compensation.

Changes for 2003

      With the period covered by the compensation packages adopted at the time of the Spin-off coming to an end during 2002, the Committee engaged in a thorough review of the executive compensation program in anticipation of possible changes for 2003. An updated competitive market analysis conducted by the independent compensation consultants confirmed that targeted total compensation (salary, target bonus and long-term incentive opportunity) for KCS executives generally approximated the median of similarly sized companies in general industry.

      The Committee reviewed the objectives for the executive compensation program and evaluated the effectiveness of the current program's design in supporting the Company's business strategy. While confirming that the objectives of KCS' executive compensation program remain the same, the Committee determined that the overall program required more of a focus on the Company's operating performance. As a result, an annual cash incentive program has been implemented for 2003 with bonus amounts based on the Company's operating results for the year. The Committee has approved target bonus opportunities and corresponding company-wide performance goals for 2003 in the areas of Earnings Before Interest and Taxes (EBIT) and Operating Ratio.

      Each year going forward, the Committee will determine whether an annual cash incentive program will be adopted for that year and will establish participation, award opportunities and corresponding performance measures and goals.

      Additionally, the Committee determined that stock option grants made to executives in 2003 would only provide one-year's worth of long-term incentive opportunity, rather than the multiple years as used in prior grants. The Committee will continue to evaluate other forms of long-term incentives and will select vehicles and makes grants as it deems are appropriate based on business conditions, regulatory environment, Company strategy and other considerations.

Deductibility of Compensation

      Section 162(m) of the Internal Revenue Code generally limits the deduction by publicly held corporations for federal income tax purposes of compensation in excess of $1 million paid to any of the executive officers listed in the summary compensation table (the "Named Executive Officers") unless it is "performance-based."

      Except as otherwise set forth, the Committee intends to qualify all compensation expense as deductible for federal income tax purposes. The compensation packages of the Named Executive Officers for 2002 include base salary and, subject to the limitations under the compensation package discussed above, stock, and the highest total base salary is within the $1 million limit. The stock compensation awarded to those officers has the potential to result in total compensation in excess of the $1 million limit of Section 162(m).

      Except with respect to certain stock options granted in 2000 to Mr. Haverty as part of his executive compensation package, and except with respect to any cash awards under the annual incentive plan implemented for 2003, KCS believes it has taken all steps necessary, including obtaining stockholder approval, so that any compensation expense that KCS may incur as a result of awards under the 1991 Plan with respect to those Named Executive Officers whose compensation might present an issue qualifies as performance-based compensation for purposes of Section 162(m) so that any portion of this component of the executive compensation packages will be deductible for federal income tax purposes. Mr. Haverty has indicated that he intends to manage the exercise of such options discussed above so that the number of such options he exercises in any given year will not result in his total compensation exceeding the $1 million limit of Section 162(m).

      The Committee will review from time to time in the future the potential impact of Section 162(m) on the deductibility of executive compensation. However, the Committee intends to maintain the flexibility to take actions that it considers to be in the best interests of the Company and its stockholders and which may be based on considerations in addition to tax deductibility.

      The Compensation and Organization Committee.

      A. Edward Allinson
      Michael G. Fitt
      Rodney E. Slater

Stock Performance Graph

      The following graph shows the changes in value over the five years ending December 31, 2002 of an assumed investment of $100 in: (i) KCS's Common Stock;
(ii) the stocks that comprise the Dow Jones US Transportation Average Index/(1)/; and (iii) the stocks that comprise the S&P 500 Index/(2)/. The table following the graph shows the value of those investments as of December 31 of each of the years indicated. The value for the assumed investments depicted on the graph and in the table has been calculated assuming that cash dividends are reinvested. The 2000 dividend includes the Stilwell Financial Inc. stock dividend distributed on July 12, 2000, which for purposes of this graph and table was treated as a cash dividend and as reinvested.

                             KANSAS CITY SOUTHERN
                          RELATIVE MARKET PERFORMANCE
                            TOTAL RETURN 1998-2002

                                    [CHART]


  Year Ended December 31,      1997    1998    1999    2000    2001    2002
  --------------------------- ------- ------- ------- ------- ------- -------
  KCS Total Return........... $100.00 $175.66 $291.79 $629.66 $878.72 $746.26
  Dow Jones US Transportation
  Average Total Return....... $100.00 $ 97.55 $ 93.14 $ 93.51 $ 84.82 $ 75.08
  S&P 500 Index Total Return. $100.00 $128.58 $155.64 $141.46 $124.65 $ 97.10

--------------------------------------------------------------------------------
(1) The Dow Jones US Transportation Average (formerly known as The Dow Jones Transportation Average) is an index prepared by Dow Jones & Co., Inc., an independent company.

(2) The S&P 500 is an index prepared by Standard and Poor's Corporation, an independent company. The S&P 500 Index reflects the change in weighted average market value for 500 companies whose shares are traded on the New York Stock Exchange, American Stock Exchange and in the over-the-counter market. Information concerning Standard and Poor's Corporation and the S&P 500 Index is available on the Internet at www.stockinfo.standardpoor.com.

Summary Compensation Table

      The Summary Compensation Table shows certain information concerning the compensation earned in the fiscal years ended December 31, 2002, 2001 and 2000 by (a) the Chief Executive Officer of KCS, (b) the four other most highly compensated executive officers, (c) Ronald G. Russ, the Chief Financial Officer of KCS since June 1, 2002, whose information is being voluntarily disclosed by KCS, and (d) Robert H. Berry, who served as an executive officer of KCS until his retirement on July 31, 2002, who, but for the fact that he was not serving as an executive officer of KCS on December 31, 2002, would have been included in the summary compensation table for the year ended December 31, 2002 based upon his total salary and bonus for 2002 (collectively, the "Named Executive Officers"). The table shows amounts earned by such persons for all services rendered in all capacities to KCS and its subsidiaries during the past three years.

                                                                                       Long-Term
                                                 Annual Compensation              Compensation Awards
                                        ------------------------------------- ---------------------
                                                                              Restricted   Securities
                                                                 Other Annual   Stock      Underlying      All Other
                                                Salary     Bonus Compensation   Awards    Options/SARs    Compensation
      Name and Principal Position       Year     ($)        ($)      ($)       ($)/(1)/   (#)/(2)(3)/         ($)
--------------------------------------- ---- -------       ----- ------------ ---------- ------------     ------------
Michael R. Haverty                      2002 620,004         --        --           --       13,207/(4)/     88,773/(4)/
  Chairman of the Board,                2001 540,180         --        --           --       12,363          93,105
  President and Chief Executive Officer 2000 608,652         --        --       49,500    1,189,366         101,537
Gerald K. Davies                        2002 312,108         --        --           --        5,513/(5)/     43,571/(5)/
  Executive Vice President and          2001 284,250         --        --           --        5,160          43,552
  Chief Operating Officer               2000 300,000         --        --       19,250      462,595          50,352
William J. Pinamont                     2002 195,792/(6)/    --        --           --        1,301/(6)/    190,433/(6)/
  Former Vice President and             2001 156,067         --     8,824           --       35,000          13,829
  General Counsel                       2000   1,091/(6)/    --        --           --           --              --
Jerry W. Heavin                         2002 176,623/(7)/    --        --            0      112,000          17,388/(7)/
  Senior Vice President--               2001  50,000/(7)/    --        --           --       20,000           2,352
  Operations of KCSR                    2000     N/A        N/A       N/A          N/A          N/A             N/A
Louis G. Van Horn                       2002 164,004         --        --           --           --          10,744/(8)/
  Vice President and                    2001 154,449         --        --           --           --          12,997
  Comptroller                           2000 158,004         --        --        5,500      132,113          20,264
Ronald G. Russ                          2002 128,338/(9)/    --        --            0      170,000          20,223/(9)/
  Executive Vice President and          2001     N/A        N/A       N/A          N/A          N/A             N/A
  Chief Financial Officer               2000     N/A        N/A       N/A          N/A          N/A             N/A
Robert H. Berry                         2002 166,887/(10)/   --        --           --        3,747/(10)/    29,605/(10)/
  Former Senior Vice President and      2001 222,678         --        --           --        3,507          33,209
  Chief Financial Officer               2000 235,008         --        --       12,000      288,409          40,026

--------------------------------------------------------------------------------

(1) The dollar value of restricted stock awards (net of any consideration paid by the Named Executive Officer) is calculated by multiplying the closing market price of KCS Common Stock on the date of grant by the number of shares awarded. If such calculation results in a negative amount, the dollar value shown is $0. The number and value of the aggregate restricted stock holdings of each of the Named Executive Officers at the end of fiscal year 2002 are as follows: Mr. Haverty--99,000 shares with a value of $618,750; Mr. Davies--38,500 shares with a value of $240,625; Mr. Heavin--1,000 shares with a value of $0.00; Mr. Van Horn--5,500 shares with a value of $34,375; and Mr. Russ--10,000 shares with a value of $0.00. Neither Mr. Berry nor Mr. Pinamont held any restricted shares at the end of fiscal year 2002. The value (net of any consideration paid by such Named Executive Officers) of these restricted shares is based on the closing market price of KCS Common Stock on December 31, 2002. The shares of restricted stock held by each of Messrs. Haverty, Davies and Van Horn are restricted until July 13, 2003. The shares of restricted stock held by each of Messrs. Heavin and Russ are restricted until November 7, 2007. Dividends will only be paid on the restricted stock when, as and if declared and paid on KCS Common Stock.

(2) Option grant information for options to purchase KCS Common Stock is provided on a post-reverse stock split basis.

(3) For a discussion of options to purchase Stilwell common stock granted by Stilwell in 2000 in connection with the Spin-off, as part of an equitable adjustment of KCS options granted prior to the Spin-off, see "Stilwell Options Granted in Connection with the Spin-off" below.

(4) All other compensation for Mr. Haverty for 2002 is comprised of: (a) a contribution to his account under KCS's 401(k) plan of $6,000; (b) premiums on group term life insurance of $2,160, accidental death and dismemberment insurance of $240 and long-term disability insurance of $552; and (c) an accrual of $79,821 related to KCS's Executive Plan which was paid in options granted in 2003 under the 1991 Plan. The options for 13,207 shares granted under the 1991 Plan in 2002 represent the payment of his annual benefit for 2001 related to KCS's Executive Plan, which is reflected as an accrual of $85,053 in all other compensation for Mr. Haverty in 2001. (The options for 12,363 shares granted in 2001 under the 1991 Plan represented the payment of his annual benefit for 2000 related to KCS's Executive Plan, which is reflected as an accrual of $85,053 in all other compensation for Mr. Haverty in 2000.)
(5) All other compensation for Mr. Davies for 2002 is comprised of: (a) a contribution to his account under KCS's 401(k) plan of $6,000; and (b) premiums on group term life insurance of $2,160, accidental death and dismemberment insurance of $240 and long-term disability insurance of $552; and (c) an accrual of $34,619 related to KCS's Executive Plan which was paid in options granted in 2003 under the 1991 Plan. The options for 5,513 shares granted under the 1991 Plan in 2002 represent the payment of his annual benefit for 2001 related to KCS's Executive Plan, which is reflected as an accrual of $35,500 in all other compensation for Mr. Davies in 2001. (The options for 5,160 shares granted in 2001 under the 1991 Plan represented the payment of his annual benefit for 2000 related to KCS's Executive Plan, which is reflected as an accrual of $35,500 in all other compensation for Mr. Davies in 2000.)
(6) Mr. Pinamont's employment with the Company was from December 28, 2000 through December 31, 2002. Mr. Pinamont's salary for 2002 includes accrued vacation pay of $13,788. All other compensation for Mr. Pinamont for 2002 is comprised of: (a) a contribution to his account under KCS's 401(k) plan of $4,550; (b) premiums on group term life insurance of $1,352, accidental death and dismemberment insurance of $150, long-term disability insurance of $552; (c) an amount paid pursuant to the KCS Executive Plan of $1,825; and (d) severance pay pursuant to the terms of his employment agreement of $182,004. This severance pay will be paid in monthly installments from January through December 2003. The options for 1,301 shares granted in 2002 represent the payment of his annual benefit for 2001 related to KCS's Executive Plan, which is reflected as an accrual of $8,376 in all other compensation for Mr. Pinamont in 2001.
(7) Mr. Heavin joined KCSR on September 1, 2001. Mr. Heavin was promoted to his current position in July 2002 and his 2002 annual base salary was increased at that time. All other compensation for Mr. Heavin for 2002 is comprised of: (a) premiums on group term life insurance of $1,620, accidental death and dismemberment insurance of $180 and long-term disability insurance of $552; and (b) an accrual of $15,036 related to KCS's Executive Plan which was paid in options granted in 2003 under the 1991 Plan.
(8) All other compensation for Mr. Van Horn for 2002 is comprised of: (a) a contribution to his account under KCS's 401(k) plan of $2,050; (b) premiums on group term life insurance of $1,711, accidental death and dismemberment insurance of $190 and long-term disability insurance of $552; and (c) an amount paid pursuant to the KCS Executive Plan of $6,241.
(9) Mr. Russ joined KCS on June 1, 2002. All other compensation for Mr. Russ for 2002 is comprised of: (a) premiums on group term life insurance of $1,260, accidental death and dismemberment insurance of $140 and long-term disability insurance of $322; and (b) an accrual of $18,501 related to KCS's Executive Plan which was paid in options granted in 2003 under the 1991 Plan.
(10) Mr. Berry retired effective July 31, 2002. The 2002 salary amount reflects salary earned from January 1 through July 31, 2002, based on an annual rate of $245,004, plus accrued vacation pay of $23,968. All other compensation for Mr. Berry for 2002 is comprised of: (a) a contribution to his account under KCS's 401(k) plan of $5,007; (b) premiums on group term life insurance of $1,260, accidental death and dismemberment insurance of $140 and long-term disability insurance of $322; and (c) an amount paid pursuant to the KCS Executive Plan of $22,876. The options for 3,747 shares granted under the 1991 Plan in 2002 represented the payment of his annual benefit for 2001 related to KCS's Executive Plan, which is reflected as an accrual of $24,126 in all other compensation for Mr. Berry in 2001. (The options for 3,507 shares granted in 2001 under the 1991 Plan represented the payment of his annual benefit for 2000 related to KCS's Executive Plan, which is reflected as an accrual of $24,126 in all other compensation for Mr. Berry in 2000.)

KCS Option/SAR Grants in Last Fiscal Year

--------------------------------------------------------------------------------

                                                                               Potential Realizable
                                                                               Value at Assumed
                                                                               Annual Rates of Stock
                                                                               Price Appreciation for
                                       Individual Grants                       Option Term/(3)/
                    ---------------------------------------------------        ----------------------
                     Number of       % of Total      Exercise
                     Securities     Options/SARs     Or Base
                     Underlying      Granted to       Price
                    Options/SARs    Employees in      ($ Per     Expiration
       Name         Granted (#)    Fiscal Year/(1)/ Share)/(2)/     Date       5% ($)      10% ($)
------------------- ------------   ---------------  ----------  ----------     ---------- -----------
Michael R. Haverty     13,207/(4)/       3.0%         $13.42     02/05/12      111,464      282,472
Gerald K. Davies        5,513/(5)/       1.3%         $13.42     02/05/12       46,528      117,912
William J. Pinamont     1,301/(6)/       0.3%         $13.42     02/05/12/(6)/  10,980       27,826
Jerry W. Heavin        30,000/(7)/       6.9%         $14.78     07/18/12      278,852      706,665
                       80,000/(7)/      18.4%         $12.90     09/30/12      649,019    1,644,742
                        2,000/(7)/       0.5%         $14.60     11/06/12       18,364       46,537
Louis G. Van Horn         N/A            N/A             N/A          N/A          N/A          N/A
Ronald G. Russ         35,000/(8)/       8.1%         $16.28     06/02/12      358,344      908,114
                      115,000/(8)/      26.5%         $12.90     09/30/12      932,965    2,364,317
                       20,000/(8)/       4.6%         $14.60     11/06/12      183,637      465,373
Robert H. Berry         3,747/(9)/       0.9%         $13.42     02/05/12/(9)/  31,624       80,141

--------------------------------------------------------------------------------

(1) Total options granted in 2002 to eligible employees of KCS and its subsidiaries covered a total of 433,717 shares of KCS Common Stock.

(2) Average of the high and low prices of the KCS Common Stock on the date of grant as reported on the New York Stock Exchange.

(3) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC and do not represent our estimate or projection of future prices of KCS's Common Stock. The actual value realized may be greater or less than the potential realizable values set forth in the table.

(4) The options were granted on February 6, 2002 under KCS's 1991 Plan in connection with KCS's Executive Plan and were immediately exercisable. These options represent payment of his annual benefit for 2001 related to KCS's Executive Plan. Participants in KCS's Executive Plan may elect cash or non-qualified stock options with an estimated value (using the Black-Scholes valuation model) equal to 125% of the annual cash benefit. If there is a change in control of KCS that is approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan), however, the options become immediately exercisable, provided the individual has been continuously employed by KCS or a consolidated subsidiary from the grant date until the change in control. Limited stock appreciation rights ("LSARs") were granted in tandem with these options. All of the LSARs are automatically exercised upon a change in control that is not approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan) and the related options are cancelled. All the options expire at the end of ten years, subject to earlier termination as provided in the option agreement. The options are subject to voluntary tax withholding rights.

(5) The options were granted under the 1991 Plan in connection with KCS's Executive Plan. These options were granted on February 6, 2002. Options for 2,206 shares became exercisable on February 6, 2002. Options for 1,102 shares became exercisable on June 23, 2002. Options for 2,205 shares become exercisable on June 23, 2003. These options represent payment of his annual benefit for 2001 related to KCS's Executive Plan. If there is a change in control of KCS that is approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan), however, the options become immediately exercisable, provided the individual has been continuously employed by KCS or a consolidated subsidiary from the grant date until the change in control. LSARs were granted in tandem with these options. All of the LSARs are automatically exercised upon a change in control that is not approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan) and the related options are cancelled. All the options expire at the end of ten years, subject to earlier termination as provided in the option agreement. The options are subject to voluntary tax withholding rights.

(6) These options were granted under the 1991 Plan in connection with KCS's Executive Plan. These options were granted on February 6, 2002. Options for 261 shares became exercisable on June 23, 2002. Options for 260 shares would have become exercisable on June 23, 2003. Options for 260 shares would have become exercisable on June 23, 2004. Options for 520 shares would have become exercisable on June 23, 2005. Pursuant to the provisions of the 1991 Plan, in connection with Mr. Pinamont leaving the Company, the expiration date with respect to the 261 shares exercisable as of June 23, 2002 was accelerated to March 31, 2003, and with respect to the remaining 1,040 shares, which were unexercisable at December 31, 2002, the options relating to such shares expired on January 1, 2003. These options represent payment of his annual benefit for 2001 related to KCS's Executive Plan. If there is a change in control of KCS that is approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan), however, the options become immediately exercisable, provided the individual has been continuously employed by KCS or a consolidated subsidiary from the grant date until the change in control. LSARs were granted in tandem with these options. All of the LSARs are automatically exercised upon a change in control that is not approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan) and the related options are cancelled. All the options expire at the end of ten years, subject to earlier termination as provided in the option agreement. The options are subject to voluntary tax withholding rights.

(7) These options were granted under the 1991 Plan. Options for 30,000 shares were granted on July 19, 2002 and are exercisable one year after the date of grant. Options for 80,000 shares were granted on October 1, 2002 and are exercisable five years after the date of grant. Options for 2,000 shares were granted on November 7, 2002 and are exercisable five years after the date of grant. If there is a change in control of KCS that is approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan), however, the options become immediately exercisable, provided the individual has been continuously employed by KCS or a consolidated subsidiary from the grant date until the change in control. LSARs were granted in tandem with these options. All of the LSARs are automatically exercised upon a change in control that is not approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan) and the related options are cancelled. All the options expire at the end of ten years, subject to earlier termination as provided in the option agreement. The options are subject to voluntary tax withholding rights.

(8) The options were granted under the 1991 Plan. Options for 35,000 shares were granted on June 3, 2002 and are exercisable one year after the date of grant. Options for 115,000 shares were granted on October 1, 2002 and are exercisable five years after the date of grant. Options for 20,000 shares were granted on November 7, 2002 and are exercisable five years after the date of grant. If there is a change in control of KCS that is approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan), however, the options become immediately exercisable, provided the individual has been continuously employed by KCS or a consolidated subsidiary from the grant date until the change in control. LSARs were granted in tandem with these options. All of the LSARs are automatically exercised upon a change in control that is not approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan) and the related options are cancelled. All the options expire at the end of ten years, subject to earlier termination as provided in the option agreement. The options are subject to voluntary tax withholding rights.

(9) The options were granted under the 1991 Plan in connection with KCS's Executive Plan. These options were granted on February 6, 2002 and were immediately exercisable. These options represent payment of his annual benefit for 2001 related to KCS's Executive Plan. If there is a change in control of KCS that is approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan), however, the options become immediately exercisable, provided the individual has been continuously employed by KCS or a consolidated subsidiary from the grant date until the change in control. LSARs were granted in tandem with these options. All of the LSARs are automatically exercised upon a change in control that is not approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan) and the related options are cancelled. All the options expire at the end of ten years, subject to earlier termination as provided in the option agreement. The options are subject to voluntary tax withholding rights. Due to Mr. Berry's retirement, the expiration date on these options accelerated to October 30, 2002.

2002 Aggregated KCS Option Exercises and Year-End Option Values/(1)/

      The following table sets forth information with respect to the aggregate KCS option exercises during 2002 by the Named Executive Officers and the number and value of options held by such officers as of December 31, 2002.

---------------------------------------------------------------------------------------------
                     Shares              Number of Securities
                    Acquired            Underlying Unexercised   Value of Unexercised In-The-
                       On     Value     Options/SARs At Fiscal     Money Options/SARs At
                    Exercise Realized          Year-End               Fiscal Year-End
       Name           (#)    ($)/(2)/             (#)                    ($)/(3)/
------------------- -------- --------- ------------------------- ----------------------------
                                       Exercisable Unexercisable Exercisable   Unexercisable
------------------- -------- --------- ----------- ------------- ------------- --------------
Michael R. Haverty      N/A        N/A  1,015,570     198,000    $6,237,000     $1,247,400
Gerald K. Davies        N/A        N/A    391,186      82,082    $2,427,552     $  487,145
William J. Pinamont     N/A        N/A     35,261       1,040    $   23,000     $        0
Jerry W. Heavin         N/A        N/A     20,000     112,000    $        0     $        0
Louis G. Van Horn    46,751    639,127    114,639      22,000    $  736,262     $  138,600
Ronald G. Russ          N/A        N/A          0     170,000    $        0     $        0
Robert H. Berry     244,927  2,271,417          0           0    $        0     $        0

--------------------------------------------------------------------------------

(1)   All information is provided on a post-reverse stock split basis.

(2) The dollar values in this column are calculated by multiplying (a) the difference between the fair market value of the shares of KCS Common Stock underlying the options on the date of exercise and the exercise price of the options by (b) the number of options exercised.

(3) The dollar values in this column are calculated by multiplying (a) the difference between the fair market value of the shares of KCS Common Stock underlying the options on December 31, 2002 (the last trading day of the year) and the exercise price of the options by (b) the number of options held at year-end.

Stilwell Options Granted in Connection with the Spin-off

      In connection with the Spin-off and as part of an equitable adjustment of KCS non-qualified stock options previously granted and outstanding as of June 28, 2000 (the record date for the Spin-off), the exercise price of such options was adjusted as allowed by the 1991 Plan and holders of such options received separately exercisable options to purchase Stilwell common stock ("Stilwell options") in the proportion of two Stilwell options for each KCS non-qualified stock option held.

      With respect to the Named Executive Officers, such Stilwell options were granted for 1,888,106 shares to Mr. Haverty, 102,374 shares to Mr. Davies, 205,552 shares to Mr. Van Horn and 484,706 shares to Mr. Berry. These Stilwell options relate to KCS non-qualified stock options granted to the Named Executive Officers in 2000 prior to the Spin-off and in years prior to 2000. Mr. Pinamont, Mr. Russ and Mr. Heavin, who did not join KCS until after the Spin-off, did not receive any Stilwell options.

      On December 31, 2002, Janus Capital Corporation merged into Stilwell and effective January 1, 2003, Stilwell was renamed Janus Capital Group Inc. Effective as of January 1, 2003, the Stilwell options are now options to purchase Janus Capital Group Inc. common stock.

2002 Aggregated Stilwell Option Exercises and Year-End Option Values

      The following table sets forth information regarding the shares of Stilwell common stock received upon exercise of Stilwell options, which were granted in 2000 as discussed above, by the Named Executive Officers in 2002, the aggregate dollar value realized upon exercise and the value of unexercised options to purchase Stilwell common stock held by the Named Executive Officers as of December 31, 2002.

                     Shares
                    Acquired            Number of Securities
                       On     Value    Underlying Unexercised   Value of Unexercised In-The-
                    Exercise Realized  Options/SARs At Fiscal     Money Options/SARs At
Name                  (#)     ($)(1)        Year-End (#)         Fiscal Year-End ($)(2)
------------------- -------- -------- ------------------------- ----------------------------
-------------------                   Exercisable Unexercisable Exercisable   Unexercisable
                    -------- -------- ----------- ------------- ------------- --------------
Michael R. Haverty      N/A       N/A  1,438,106          0     $7,176,221        $  0
Gerald K. Davies        N/A       N/A     51,188      1,186     $        0        $  0
William J. Pinamont     N/A       N/A        N/A        N/A            N/A         N/A
Jerry W. Heavin         N/A       N/A        N/A        N/A            N/A         N/A
Louis G. Van Horn       N/A       N/A    177,552          0     $  904,217        $  0
Ronald G. Russ          N/A       N/A        N/A        N/A            N/A         N/A
Robert H. Berry      40,000  $256,190          0          0     $        0        $  0

--------------------------------------------------------------------------------
(1) The dollar values in this column are calculated by multiplying (a) the difference between the fair market value of the shares of Stilwell common stock underlying the options on the date of exercise and the exercise price of the options by (b) the number of options exercised.

(2) The dollar values in this column are calculated by multiplying (a) the difference between the fair market value of the shares of Stilwell common stock underlying the options on December 31, 2002 (the last trading day of the year) and the exercise price of the options by (b) the number of options held at year-end.

Employment Agreements and Termination of Employment and Change in Control Arrangements with Named Executive Officers

Employment Agreements with the Named Executive Officers

      Each of the Named Executive Officers (except Messrs. Pinamont and Berry) is currently a party to an employment agreement with either KCS and KCSR or with KCS, which remain in effect until terminated or modified. The employment agreement dated August 1, 2001, as amended, entered into among Mr. Pinamont, KCS and KCSR terminated as of the end of 2002 (except that certain provisions with respect to non-disclosure, severance pay, return of trade secrets and execution of certain documents, survive termination of the agreement). The employment agreement, dated January 1, 2001, between Mr. Berry and KCS terminated upon Mr. Berry's retirement on July 31, 2002 (except that certain provisions with respect to non-disclosure, return of trade secrets and execution of certain documents survive termination of the agreement). KCS and KCSR entered into an Amended and Restated Employment Agreement with Mr. Haverty, dated as of January 1, 2001, an Employment Agreement with Mr. Davies, dated as of January 1, 1999, as amended by an Amendment to Employment Agreement dated as of January 1, 2001, an Employment Agreement with Mr. Russ, dated June 1, 2002, as amended by a First Amendment to Employment Agreement dated March 14, 2003, and an Employment Agreement with Mr. Heavin, dated September 1, 2001, as amended by a First Amendment to Employment Agreement dated March 14, 2003. KCS entered into an Amended and Restated Employment Agreement, dated as of January 1, 2001, with Mr. Van Horn. Mr. Haverty's employment agreement provides for his continued employment as President and Chief Executive Officer of KCSR. KCS also agreed to continue to cause Mr. Haverty to be elected and retained as President and Chief Executive Officer of KCS and as a director and Chairman of the Board of KCSR and to use its best efforts to enable Mr. Haverty to continue to be elected as a director and Chairman of the Board of KCS. Mr. Davies' employment agreement, as amended, provides for his employment as Executive Vice President and Chief Operating Officer of KCSR. Mr. Russ's employment agreement, as amended, provides for his employment as Executive Vice President and Chief Financial Officer of KCSR. Mr. Heavin's employment agreement, as amended, provides for his continued employment as Senior Vice President Operations of KCSR. Mr. Van Horn's employment agreement provides for his employment as Vice President and Comptroller of KCS and KCSR. Each of these employment agreements is subject to termination under certain circumstances.

      Pursuant to their respective employment agreements, Messrs. Haverty, Davies, Russ and Van Horn receive as compensation for their services an annual base salary at the rate approved by the Compensation Committee, which for 2002 was $620,004 for Mr. Haverty, $312,108 for Mr. Davies, $220,008 for Mr. Russ and $164,004 for Mr. Van Horn. Under his employment agreement, the salary for Mr. Russ shall not be increased prior to January 1, 2003. Pursuant to his employment agreement, Mr. Heavin received as compensation for his services an annual base salary of $150,000 which could not be increased prior to January 1, 2002. Mr. Heavin's base salary was increased effective January 1, 2002 to $155,004 and effective as of July 9, 2002 was increased to $200,208. The salaries for these executive officers shall not be reduced except as agreed to by the parties or as part of a general salary reduction by KCSR applicable to all officers of KCSR, with respect to Messrs. Haverty, Davies, Russ, and Heavin, and by KCS applicable to all officers of KCS, with respect to Mr. Van Horn. Neither Mr. Haverty nor Mr. Davies was entitled to participate in any KCS or KCSR incentive compensation plans for 2001, and Mr. Russ was not entitled to participate in the KCSR incentive compensation plan for 2002, but all are eligible to participate in other benefit plans or programs generally available to executive employees of KCSR. Mr. Van Horn was not entitled to participate in the KCS incentive compensation plan for 2001, but is eligible to participate in other benefit plans or programs generally available to executive employees of KCS. Each of the employment agreements provides that the value of the respective Named Executive Officer's annual compensation is fixed at a percentage of base salary for purposes of determining contributions, coverage and benefits under any disability insurance policy and under any cash compensation benefit plan provided to the Named Executive Officer as follows:
167.76% for Mr. Haverty; 175% for each of Messrs. Davies, Russ and Heavin, and 145% for Mr. Van Horn.

      In the event of termination without cause by KCS or KCSR, as applicable, each of Messrs. Haverty, Davies, Russ, Heavin and Van Horn would be entitled to twelve months of severance pay at an annual rate equal to his base salary at the rate in effect immediately prior to such termination and for reimbursement for the costs of continuing or obtaining comparable health and life insurance benefits unless such benefits are provided by another employer. In the year in which termination occurs, each of Messrs. Haverty, Davies, Russ, Heavin and Van Horn would remain eligible to receive benefits under the KCS Incentive Compensation Plan or the KCSR Incentive Compensation Plan, as applicable, and any Executive Plan in which they participate, if such plans are then in existence and the executive officer was entitled to participate immediately prior to termination, and severance pay received in such year shall be taken into account for the purposes of determining benefits, if any, under the applicable incentive compensation plan, but not under the Executive Plan. After the year in which termination occurs, the Named Executive Officer would not be entitled to accrue or receive benefits under any other employee benefit plan, except he would be entitled to participate in the KCS 401(k) and Profit Sharing Plan and the KCS Employee Stock Ownership Plan in the year of termination if he were to meet the requirements for participation in such termination year. In addition, Mr. Davies' employment agreement provides that if he terminates his employment agreement within 90 days after Mr. Haverty has discontinued all association with KCS and KCSR or within 90 days after there is any significant reduction in his responsibilities for KCSR, he shall be entitled to the payments and benefits described above as if terminated by KCSR other than for cause. As part of his employment agreement, each of Messrs. Haverty, Davies, Russ, Heavin and Van Horn has agreed not to use or disclose any trade secret of KCS or KCSR, as applicable (as defined in his employment agreement), after any termination of his employment and shall, immediately upon termination of employment, return to KCS or KCSR, as applicable, any trade secrets in his possession which exist in tangible form and shall sign such written resignations as may be requested by KCS or KCSR, as applicable, and sign such other documents and papers relating to his employment, benefits and benefit plans as KCS or KCSR, as applicable, may reasonably request.

      If there were a change in control (as defined in the Named Executive Officer's employment agreement) of KCS or KCSR during the term of that employment agreement, that Named Executive Officer's employment, executive capacity, salary and benefits would be continued for a three-year period at levels in effect on the control change date (as that term is defined in his employment agreement). During that three-year period, salary would be paid at a rate not less than twelve times the highest monthly base salary paid or payable to that officer in the twelve months immediately prior to the change in control. During that three-year period, the officer also would be eligible to participate in all benefit plans made generally available to executives of their level or to the employees of KCS or KCSR, as applicable, and generally, would be eligible to participate in any KCS or KCSR incentive compensation plan. In addition, KCS or KCS and KCSR, as applicable, will use its or their best efforts to cause all outstanding options held by the Named Executive Officer to become immediately exercisable on the control change date and, to the extent such options are not vested and are subsequently forfeited, to receive a lump-sum cash payment within 5 days after the options are forfeited equal to the difference between the fair market value of the shares of Common Stock underlying the non-vested, forfeited options determined as of the date such options are forfeited and the exercise price of such options. If the amounts of contributions or benefits or any incentive compensation were determined on a discretionary basis immediately prior to the change of control, the amount of such contributions or benefits continued would not be less than the average annual amount for the three years prior to the change in control and incentive compensation would not be less than 75% of the maximum amount which could have been paid to the officer under the terms of the incentive compensation plan. With respect to unfunded employer obligations under benefit plans or incentive compensation plans, the officer would be entitled to a discounted cash payment of amounts to which he would be entitled at the control change date within 5 days after such date. The officer's employment may be terminated after the control change date, but where it were other than "for cause" (as defined in his employment agreement) or disability, he would be entitled to payment of his base salary through termination plus a discounted cash severance payment equal to a percentage (167.67% for Mr. Haverty, 175% for each of Messrs. Davies, Russ and Heavin, and 180% for Mr. Van
Horn) of three times his annual base salary for each of Messrs. Haverty, Davies, Russ and Heavin, and two times his annual base salary for Mr. Van Horn, and continuation of benefits for a three-year period at levels in effect immediately prior to the termination. If any benefit plan would not permit continued participation after termination, the Named Executive Officer would be entitled to a lump sum payment within 5 days after termination equal to the amount of benefits he would have received under such plan if he had been fully vested in the average annual contributions or benefits in effect for the three plan years ending prior to the control change date and a continuing participant in such plan to the end of the three-year period. Following such three-year period, the Named Executive Officer would also be entitled to continuation of certain health, prescription and dental benefits until attainment of age 60, and certain health and prescription benefits for the remainder of his life unless such benefits are otherwise provided by a subsequent employer. The cost of such benefits to the Named Executive Officer will not exceed the cost of such benefits to active or retired (as applicable) peer executives, as the same may be modified from time to time. Each of the officers is also permitted, at any time during the three-year period following a change in control, to resign employment upon "good reason" (as that term is defined in his employment agreement) and advance written notice, and to receive the same payments and benefits as if his employment had been terminated. The employment agreements also provide for payments to such officers necessary to relieve them of certain adverse federal income tax consequences if amounts received under the agreements were determined to involve "parachute payments" under Section 4999 of the Internal Revenue Code. If any dispute should arise under the Named Executive Officer's employment agreement after the control change date involving an effort by the officer to protect, enforce or secure rights or benefits claimed by the officer, KCS or KCSR, as applicable shall pay promptly upon demand by the officer all reasonable expenses incurred (including attorneys' fees) in connection with such dispute, without regard to whether the officer prevails in such dispute, except that the officer shall repay KCS or KCSR, as applicable, any amounts so received if a court having jurisdiction makes a final, nonappealable determination that the officer acted frivolously or in bad faith by such dispute. To assure that adequate funds will be made available to satisfy KCS's or KCSR's obligations, as applicable, in the preceding sentence, KCS and KCSR have established trusts and upon the occurrence of a change in control will deliver to the trustees of the trusts that sum which the KCS or KCSR Board, as applicable determine is reasonably sufficient for such purpose.

      Mr. Pinamont's and Mr. Berry's former employment agreements contained substantially similar provisions to those set forth above for the other Named Executive Officers.

Indemnification Agreements

      KCS has entered into indemnification agreements with its officers and directors. Such agreements are intended to supplement KCS's officer and director liability insurance and to provide the officers and directors with specific contractual assurance that the protection provided by KCS's Bylaws will continue to be available regardless of, among other things, an amendment to the Bylaws or a change in management or control of KCS. The indemnification agreements provide for indemnification "to the fullest extent permitted by the Delaware General Corporation Law" and for the prompt advancement of expenses, including attorney's fees and all other costs and expenses incurred in connection with any action, suit or proceeding in which the director or officer was or is a party, is threatened to be made a party or is otherwise involved, or to which the director or officer was or is a party, is threatened to be made a party or is otherwise involved by reason of service in certain capacities. Under the indemnification agreements, if required by the Delaware General Corporation Law, an advancement of expenses incurred will be made only upon delivery to KCS of an undertaking to repay all advanced amounts if it is ultimately determined by final adjudication that the officer or director is not entitled to be indemnified for such expenses. The indemnification agreements also provide a mechanism to seek court relief if indemnification or expense advances are not received within specified periods. Indemnification and advancement of expenses would also be provided with respect to a court proceeding initiated for a determination of rights under the indemnification agreement or of certain other matters.

Change in Control Arrangements

      KCS has established a series of trusts that are intended to secure the rights of its officers, directors, employees, former employees and others (the "Beneficiaries") under various contracts, benefit plans, agreements, arrangements and commitments. The function of each trust is to receive contributions from KCS and, following a change in control of KCS (as defined by the trust), in the event that KCS fails to honor certain obligations to a Beneficiary, the trust shall distribute to the Beneficiary amounts accumulated in such Beneficiary's trust account sufficient to discharge KCS's obligation as such amounts become due and payable. Most of the trusts require KCS to be solvent, as a condition to making distributions, and certain trusts allow distributions upon the Board of Directors' approval prior to a change in control. Trusts have been instituted with respect to the employment continuation commitments under the employment agreements, the Executive Plan, the Directors' Deferred Fee Plan, the indemnification agreements, 1991 Plan, and KCS's charitable contribution commitments in addition to certain other agreements, commitments and arrangements. The trusts are revocable until a change in control of KCS and will terminate automatically if no such change in control occurs prior to December 31, 2003.

      KCSR has established similar trusts relating to its employment continuation commitments under employment agreements and incentive compensation arrangements, in addition to certain other agreements, commitments and arrangements. KCSR also established a similar trust with respect to its participation in the Executive Plan. As with the KCS trusts, distributions under the KCSR trust are tied to failures by the respective companies to honor their obligations to their respective Beneficiaries following a change in control of KCS.

Other Compensatory Plans

      KCS and its subsidiaries maintain compensation plans for certain of their officers and employees. Certain of those plans have vesting provisions under which the plan participants do not have the right to receive all of the plan benefits allocated to their accounts until certain conditions have been satisfied. Described below are the portions of those plans in which the accounts of the officers named in the Summary Compensation Table become vested as a result of (a) their retirement or termination of employment or (b) a change in control of KCS, or change in the Named Executive Officer's responsibilities following such a change of control.

The Employee Stock Ownership Plan

      The KCS Employee Stock Ownership Plan and Trust Agreement (the "ESOP") is designed to be a qualified employee stock ownership plan under the Internal Revenue Code of 1986, as amended (the "Code"), for purposes of investing in shares of KCS Common Stock and, as of January 1, 2001, a qualified stock bonus plan with respect to the remainder of the ESOP not invested in KCS Common Stock. With respect to the shares of common stock of Stilwell (now Janus Capital Group Inc.; "Janus shares") held in participants' ESOP accounts, a participant may: (a) keep the Janus shares in the participant's account; (b) dispose of the Janus shares and reinvest the proceeds in one or more of the diversified investment funds that are available under the ESOP; (c) dispose of the Janus shares and reinvest the proceeds in KCS Common Stock; or (d) select any combination of the foregoing. Allocations of shares of KCS Common Stock, if any, to participant accounts in the ESOP for any plan year are based upon each participant's proportionate share of the total eligible compensation paid during the plan year to all participants in the ESOP, subject to Code-prescribed maximum allocation limitations. As of the date of this Proxy Statement, all shares held by the ESOP have been allocated to participants' accounts. Forfeitures are similarly allocated. For this purpose, compensation includes only compensation received during the period the individual was actually a participant in the ESOP.

      A participant with less than five years of service is not vested in the ESOP's contributions, forfeitures and earnings. However, a participant becomes 100% vested upon completion of five years of service. In addition, a participant becomes 100% vested at his or her retirement at age 65, death or disability or upon a change in control of KCS (as defined in the ESOP). Distributions of benefits under the ESOP may be made in connection with a participant's death, disability, retirement or other termination of employment. A participant in the ESOP has the right to select whether payment of his or her benefit will take the form of whole shares of KCS Common Stock or a combination of cash and whole shares of KCS Common Stock. Any remaining balance in a participant's accounts will be paid in cash, except that the participant may elect to have such balance applied to provide whole shares of KCS Common Stock for distribution at the then fair market value. In addition to these distribution options, a participant may elect to receive a distribution in the form of whole Janus shares (to the extent Janus shares are held in the participant's account). In the event no election is made, the plan provides that the payment shall be made in cash. A participant may further opt to receive payment in a lump sum or in installments.

1991 Amended and Restated Stock Option and Performance Award Plan

      Under the provisions of the 1991 Plan and subject to the terms of the pertinent award agreement, the retirement, death or disability (as such terms are defined in the 1991 Plan) of a Grantee of an Award or a change of control of KCS (as defined in the 1991 Plan) may accelerate the ability to exercise an award as described in this paragraph. Upon the death or disability of a Grantee of an Award under the 1991 Plan, (i) the Grantee's restricted shares, if any, that were forfeitable will become nonforfeitable, (ii) any options or SARs not exercisable at that time become exercisable and the Grantee (or his or her personal representative or transferee under a will or the laws of descent and distribution) may exercise such options up to the earlier of the expiration of the option term or 12 months, and (iii) the benefits payable with respect to any performance share or performance unit with respect to which the performance period has not ended will be determined based upon a formula set forth in the 1991 Plan. Upon the retirement of a Grantee of an Award under the 1991 Plan,
(i) the Grantee's restricted shares, if any, that were forfeitable will become nonforfeitable, (ii) any options or SARs not exercisable at that time become exercisable and the Grantee (or his or her personal representative or transferee under a will or the laws of descent and distribution) may exercise such options up to the earlier of the expiration of the option term or five years from the date of retirement, and (iii) the benefits payable with respect to any performance share or performance unit with respect to which the performance period has not ended will be determined based upon a formula set forth in the 1991 Plan. If a Grantee has a Termination of Affiliation (as defined in the 1991 Plan) for any reason other than for Cause (as defined in the 1991 Plan), death, disability or retirement, then (i) the Grantee's restricted shares, if any, to the extent forfeitable on the date of the Grantee's Termination of Affiliation, are forfeited on that date, (ii) any unexercised options or SARs, to the extent exercisable immediately before the Grantee's Termination of Affiliation, may be exercised in whole or in part, up to the earlier of the expiration of the option term or 3 months after the Termination of Affiliation, and (iii) any performance shares or performance units with respect to which the performance period has not ended as of the date of Termination of Affiliation will terminate immediately upon that date. Upon a change of control of KCS (as defined in the 1991 Plan), (i) a Grantee's restricted shares, if any, that were forfeitable become nonforfeitable, (ii) any options or SARs not exercisable at that time become immediately exercisable, and (iii) KCS will immediately pay to the Grantee, with respect to any performance share or performance unit with respect to which the performance period has not ended as of the date of the change of control, a cash payment based on a formula set forth in the 1991 Plan. LSAR's are granted in tandem with options. All of the LSAR's are automatically exercised upon a change of control that is not approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan).

KCS 401(k) and Profit Sharing Plan

      The KCS 401(k) and Profit Sharing Plan is a qualified defined contribution plan. KCS originally established the KCS 401(k) Plan effective as of January 1, 1996 and the KCS Profit Sharing Plan as of January 1, 1990. Effective as of January 1, 2001, the Profit Sharing Plan was merged with the 401(k) Plan, which was renamed the KCS 401(k) and Profit Sharing Plan (the "Plan"). Upon the merger of the plans, participant accounts in the Profit Sharing Plan were transferred to the Plan.

      Eligible employees of KCS and other participating subsidiaries of KCS (the "Employer") may elect to make pre-tax deferral contributions, called 401(k) contributions, to the Plan up to 75% of Compensation (as defined in the Plan) (10% maximum deferral percentage for such contributions with respect to Compensation paid prior to July 1, 2002, unless the employee elects catch-up contributions in accordance with the Plan), and subject to certain limits under the Code. The Employer will make matching contributions to the Plan equal to 100% of a participant's 401(k) contributions and up to a maximum of 5% of a participant's Compensation. Matching contributions vest at the rate of 20% at two years of service, 40% at three years of service, 60% at four years of service and 100% at five years of service. A participant becomes 100% vested upon retirement at age 65, death or disability or upon a change in control of KCS (as defined in the Plan). The Employer may, in its discretion, make special contributions on behalf of participants to satisfy certain nondiscrimination requirements imposed by the Code, which are 100% vested.

      The Employer may also make, in its discretion, annual profit sharing contributions in an amount not to exceed the maximum allowable deduction for federal income tax purposes and certain limits under the Code. Only employees who have met certain standards as to hours of service are eligible to receive profit sharing contributions. No minimum contribution is required. Each eligible participant, subject to maximum allocation limitations under the Code, is allocated the same percentage of the total contribution as the participant's compensation bears to the total compensation of all participants. Profit sharing contributions, including a participant's account in the Profit Sharing Plan transferred to the Plan, are 100% vested.

      Participants may direct the investment of their accounts under the Plan by selecting from one or more of the diversified investment funds that are available under the Plan, including a fund consisting of KCS Common Stock. Each participant whose account includes Janus shares may elect, subject to certain restrictions, (i) to continue to hold in such account whole (but no fractional) Janus shares, or (ii) to have all or any portion of such whole Janus shares sold and the sale proceeds reinvested in one or more investment vehicles available under the Plan. Cash dividends received by the Plan with respect to Janus shares held in a participant's account will be reinvested in one or more investment vehicles, as elected by the participant. Distribution of benefits under the Plan will be made in connection with a participant's death, disability, retirement or other termination of employment. Subject to certain restrictions, a participant may elect whether payment of his or her benefits will be in a lump sum or in installments. A participant may elect to receive distributions of benefits under the Plan in whole shares of KCS Common Stock, or in a combination of cash and whole shares of KCS Common Stock, to the extent of whole shares of KCS Common Stock allocated to such participant's accounts. Absent such elections, distributions of benefits will be made in cash.

                             STOCKHOLDER PROPOSALS

      To be properly brought before the Annual Meeting, a proposal must be either (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or
(iii) otherwise properly brought before the meeting by a stockholder.

      If a holder of KCS Common Stock wishes to present a proposal for inclusion in KCS's Proxy Statement for next year's annual meeting of stockholders, such proposal must be received by KCS on or before December 5, 2003. Such proposal must be made in accordance with the applicable laws and rules of the SEC and the interpretations thereof as well as KCS's Bylaws. Any such proposal should be sent to the Corporate Secretary of KCS at P.O. Box 219335, Kansas City, Missouri 64121-9335 (or if by federal express or other form of express delivery to KCS at 427 West 12/th/ Street, Kansas City, Missouri 64105).

      As described below, in order for a stockholder proposal that is not included in KCS's Proxy Statement for next year's annual meeting of stockholders to be properly brought before the meeting, such proposal must be delivered to the Corporate Secretary and received at KCS's executive offices no earlier than February 6, 2004 and no later than March 22, 2004 (assuming a meeting date of May 6, 2004) and such proposal must also comply with the procedures outlined below, which are set forth in KCS's Bylaws. The determination that any such proposal has been properly brought before such meeting is made by the officer presiding over such meeting.

Director Nominations

      With respect to stockholder nominations of candidates for KCS's Board of Directors, KCS's Bylaws provide that not less than 45 days nor more than 90 days prior to the date of any meeting of the stockholders at which directors are to be elected (the "Election Meeting") any stockholder who intends to make a nomination at the Election Meeting shall deliver a notice in writing (the "Stockholder's Notice") to the Secretary of KCS setting forth (a) as to each nominee whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of capital stock of KCS that are beneficially owned by the nominee, and (iv) any other information concerning the nominee that would be required, under the rules of the SEC, in a proxy statement soliciting proxies for the election of such nominee; and (b) as to the stockholder giving the notice, (i) the name and address of the stockholder and (ii) the class and number of shares of capital stock of KCS which are beneficially owned by the stockholder and the name and address of record under which such stock is held; provided, however, that in the event that the Election Meeting is designated by the Board of Directors to be held at a date other than the first Thursday in May and less than 60 days' notice or prior public disclosure of the date of the Election Meeting is given or made to stockholders, to be timely, the Stockholder's Notice must be so delivered not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. The Stockholder's Notice shall include a signed consent of each such nominee to serve as a director of KCS, if elected. KCS may require any proposed nominee or stockholder proposing a nominee to furnish such other information as may reasonably be required by KCS to determine the eligibility of such proposed nominee to serve as a director of KCS or to properly complete any proxy or information statement used for the solicitation of proxies in connection with such Election Meeting.

Matters Other than Director Nominations

      In addition to any other applicable requirements, for a proposal to be properly brought before the meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of KCS. To be timely, such a stockholder's notice must be delivered to or mailed and received at the principal executive offices of KCS, not less than 45 days nor more than 90 days prior to the meeting; provided, however, that in the event that the meeting is designated by the Board of Directors to be held at a date other than the first Thursday in May and less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely, the notice by the stockholder must be so received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of capital stock of KCS which are beneficially owned by the stockholder and the name and address of record under which such stock is held and (iv) any material interest of the stockholder in such business.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires KCS's directors, executive officers and certain other officers, and persons, legal or natural, who own more than 10 percent of KCS's Common Stock or Preferred Stock (collectively "Reporting Persons"), to file reports of their ownership of such stock, and the changes therein, with the SEC, the New York Stock Exchange and KCS (the "Section 16 Reports"). Based solely on a review of the Section 16 reports for 2002 and any amendments thereto furnished to KCS and written representations from certain of the Reporting Persons, no Reporting Person was late in filing such Section 16 Reports for fiscal year 2002.

                   HOUSEHOLDING OF ANNUAL MEETING MATERIALS

      Pursuant to the rules of the SEC, services that deliver KCS's communications to stockholders that hold their stock through a bank, broker or other nominee holder of record may deliver to multiple stockholders sharing the same address a single copy of KCS's Annual Report and Proxy Statement. KCS will promptly deliver upon written or oral request a separate copy of the Annual Report and/or Proxy Statement to any stockholder at a shared address to which a single copy of the documents was delivered. Written requests should be made to Kansas City Southern, P.O. Box 219335, Kansas City, Missouri 64121-9335 (or if sent by federal express or other form of express delivery to 427 West 12/th/

Street, Kansas City, Missouri 64105), Attention: Corporate Secretary's Office, and oral requests may be made by calling the KCS Corporate Secretary's Office at (816) 983-1530. Any stockholder who wants to receive separate copies of the Proxy Statement or Annual Report in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder's bank, broker or other nominee holder of record.

                                 OTHER MATTERS

      The Board of Directors knows of no other matters that are expected to be presented for consideration at the Annual Meeting. KCS's Bylaws require that stockholders intending to bring business before an Annual Meeting, including the nomination of candidates for election to the Board of Directors, give timely and sufficient notice thereof to the Secretary of KCS, not more than 90 and no less than 45 days before an Annual Meeting held on the date specified in KCS's Bylaws and provide certain additional information; provided, however, that in the event the Annual Meeting is to be held at a date other than the first Tuesday in May and less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely, such notice must be delivered not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, which first occurs. As of the date of this Proxy Statement, no such notice has been received. However, if other matters properly come before the meeting, it is intended that persons named in the accompanying proxy will vote on them in accordance with their best judgment.

      Notwithstanding anything to the contrary set forth in any of KCS's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation and Organization Committee Report on Executive Compensation and the Performance Graph included herein shall not be incorporated by reference into any such filings.

                                        By Order of the Board of Directors
                                        /s/ Michael R. Haverty
                                        Michael R. Haverty
                                        Chairman of the Board, President
                                        and Chief Executive Officer

Kansas City, Missouri
April 4, 2003

      KCS's Annual Report includes KCS's Annual Report on Form 10-K for the year ended December 31, 2002 (without exhibits) as filed with the SEC. KCS will furnish without charge upon written request a copy of KCS's Annual Report on Form 10-K. The Annual Report on Form 10-K includes a list of all exhibits thereto. KCS will furnish copies of such exhibits upon written request therefor and payment of KCS's reasonable expenses in furnishing such exhibits. Each such request must set forth a good faith representation that, as of the Record Date, the person making such request was a beneficial owner of Voting Stock entitled to vote at the Annual

Meeting. Such written request should be directed to the Corporate Secretary of KCS, P.O. Box 219335, Kansas City, Missouri 64105 (or if by federal express or other form of express delivery to 427 West 12/th/ Street, Kansas City, Missouri 64105), (816) 983-1538. KCS's Annual Report on Form 10-K for the year ended December 31, 2002 is also available free of charge on KCS's website at www.kcsi.com. Through this website, KCS makes available, free of charge, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and amendments to those reports, as soon as reasonably practicable after electronic filing or furnishing of these reports with the SEC. The Annual Report on Form 10-K for the year ended December 31, 2002 with exhibits, as well as other filings by KCS with the SEC, are also available through the SEC's Internet site at www.sec.gov.

                                  APPENDIX A

                             Kansas City Southern

                    1991 Amended and Restated Stock Option
                          and Performance Award Plan

          (as amended and restated effective as of November 7, 2002)

                               Table of Contents

                                                                              Page
                                                                              ----
Article 1. Amendment and Restatement, Effective Date, Objectives and Duration   3
Article 2. Definitions.......................................................   3
Article 3. Administration....................................................   8
Article 4. Shares Subject to the Plan and Maximum Awards.....................   9
Article 5. Eligibility and General Conditions of Awards......................  10
Article 6. Stock Options.....................................................  13
Article 7. Stock Appreciation Rights and Limited Stock Appreciation Rights...  15
Article 8. Restricted Shares.................................................  16
Article 9. Performance Units and Performance Shares..........................  17
Article 10. Bonus Shares.....................................................  17
Article 11. Beneficiary Designation..........................................  18
Article 12. Deferrals........................................................  18
Article 13. Rights of Employees/Directors/Consultants........................  18
Article 14. Change of Control................................................  18
Article 15. Amendment, Modification, and Termination.........................  19
Article 16. Withholding......................................................  19
Article 17. Successors.......................................................  20
Article 18. Additional Provisions............................................  20

                             KANSAS CITY SOUTHERN
                    1991 AMENDED AND RESTATED STOCK OPTION
                          AND PERFORMANCE AWARD PLAN
          (AS AMENDED AND RESTATED EFFECTIVE AS OF NOVEMBER 7, 2002)

1.  Amendment and Restatement, Effective Date, Objectives and Duration

   A. Amendment and Restatement of the Plan. Kansas City Southern, a Delaware corporation (the "Company"), has heretofore amended, restated and combined the Kansas City Southern Industries, Inc. 1991 Amended and Restated Stock Option and Performance Award Plan (as amended through September 18, 1997), the Kansas City Southern Industries, Inc. 1993 Directors' Stock Option Plan (the "1993 Plan"), the Kansas City Southern Industries, Inc. 1987 Stock Option Plan (as amended September 26, 1996) (the "1987 Plan") and the Kansas City Southern Industries, Inc. 1983 Stock Option Plan (as amended September 26, 1996) (the "1983 Plan") (as the same may be amended from time to time, the "Plan"). The Plan, as so amended, restated and combined, was adopted by the Board of Directors of the Company (the "Board") and approved by the stockholders of the Company, to be effective as of July 15, 1998 (the "Effective Date"). On May 6, 1999, the Board amended Sections 2.14 and 15.1 of the Plan. Effective as of July 11, 2000, the Compensation and Organization Committee of the Board (the "Compensation Committee") amended Sections 2.50, 4.1 and 5.7 of the Plan and, effective as of July 12, 2000, adjusted the number of Shares referred to as reserved for issuance in
   Section 4.1 of the Plan to reflect the 1-for-2 reverse stock split that took place on that date. On November 7, 2002, the Compensation Committee amended the Plan to reflect the Company's name change from Kansas City Southern Industries, Inc. to Kansas City Southern. The Plan, as so amended, has been restated as set forth herein effective as of November 7, 2002.

   B. Objectives of the Plan. The Plan is intended to allow employees, directors and consultants of the Company and its Subsidiaries to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Subsidiaries in attracting new employees, directors and consultants and retaining existing employees, directors and consultants. The Plan also is intended to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals; to provide employees, directors and consultants with an incentive for excellence in individual performance; and to promote teamwork among employees, directors and consultants.

   C. Duration of the Plan. The Plan shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to
   Article 15 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Incentive Stock Option be granted under the Plan on or after the date 10 years following the earlier of (i) the date the Plan was adopted and (ii) the date the Plan was approved by the stockholders of the Company.

2.  Definitions

   Whenever used in the Plan, the following terms shall have the meanings set forth below:

   A.  "Article" means an Article of the Plan.

   B. "Award" means Options (including Incentive Stock Options), Restricted Shares, Bonus Shares, stock appreciation rights (SARs), limited stock appreciation rights (LSARs), Performance Units or Performance Shares granted under the Plan.

   C. "Award Agreement" means the written agreement by which an Award shall be evidenced.

   D.  "Board" has the meaning set forth in Section 1.1.

   E. "Bonus Shares" means Shares that are awarded to a Grantee without cost and without restrictions in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise) or as an incentive to become an employee, director or consultant of the Company or a Subsidiary.

   F.  "Cause" means, unless otherwise defined in an Award Agreement,

        (i) before the occurrence of a Change of Control, any one or more of the following, as determined by the Committee:

          (A) a Grantee's commission of a crime which, in the judgment of the Committee, resulted or is likely to result in damage or injury to the Company or a Subsidiary;

          (B) the material violation by the Grantee of written policies of the Company or a Subsidiary;

          (C) the habitual neglect or failure by the Grantee in the performance of his or her duties to the Company or a Subsidiary (but only if such neglect or failure is not remedied within a reasonable remedial period after Grantee's receipt of written notice from the Company which describes such neglect or failure in reasonable detail and specifies the remedial period); or

          (D) action or inaction by the Grantee in connection with his or her duties to the Company or a Subsidiary resulting, in the judgment of the Committee, in material injury to the Company or a Subsidiary; and

        (ii) from and after the occurrence of a Change of Control, the occurrence of any one or more of the following, as determined in the good faith and reasonable judgment of the Committee:

          (A) Grantee's conviction for committing an act of fraud, embezzlement, theft, or any other act constituting a felony involving moral turpitude or causing material damage or injury, financial or otherwise, to the Company;

          (B) a demonstrably willful and deliberate act or failure to act which is committed in bad faith, without reasonable belief that such action or inaction is in the best interests of the Company, which causes material damage or injury, financial or otherwise, to the Company (but only if such act or inaction is not remedied within 15 business days of Grantee's receipt of written notice from the Company which describes the act or inaction in reasonable detail); or

          (C) the consistent gross neglect of duties or consistent wanton negligence by the Grantee in the performance of the Grantee's duties (but only if such neglect or negligence is not remedied within a reasonable remedial period after Grantee's receipt of written notice from the Company which describes such neglect or negligence in reasonable detail and specifies the remedial period).

   G. "Change of Control" means, unless otherwise defined in an Award Agreement, any one or more of the following:

        (i) the acquisition or holding by any person, entity or "group" (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act), other than by the Company or any Subsidiary or any employee benefit plan of the Company or a Subsidiary, of beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act) of 20% or more of the then-outstanding Common Stock or the then-outstanding Voting Power of the Company; provided, however, that no Change of Control shall occur solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 60% of both the then-outstanding common shares and the then-outstanding Voting Power of such corporation are then beneficially owned, directly or indirectly, by the persons who were the beneficial owners of the then-outstanding Common Stock and Voting Power of the Company immediately before such acquisition, in substantially the same proportions as their respective ownership, immediately before such acquisition, of the then-outstanding Common Stock and Voting Power of the Company; or

        (ii) individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least 75% of the Board; provided that any individual who becomes a director after the Effective Date whose election or nomination for election by the Company's stockholders was approved by at least 75% of the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened "election contest" relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 under the 1934 Act) or "tender offer" (as such term is used in Section 14(d) of the 1934 Act) or a proposed Extraordinary Transaction (as defined below)) shall be deemed to be a member of the Incumbent Board; or

      (iii) approval by the stockholders of the Company of any one or more of the following:

          (A) a merger, reorganization, consolidation or similar transaction (any of the foregoing, an "Extraordinary Transaction") with respect to which persons who were the respective beneficial owners of the then-outstanding Common Stock and Voting Power of the Company immediately before such Extraordinary Transaction would not, if such Extraordinary Transaction were to be consummated immediately after such stockholder approval (but otherwise in accordance with the terms presented in writing to the stockholders of the Company for their approval), beneficially own, directly or indirectly, more than 60% of both the then-outstanding common shares and the then-outstanding Voting Power of the corporation resulting from such Extraordinary Transaction, in substantially the same proportions as their respective ownership, immediately before such Extraordinary Transaction, of the then-outstanding Common Stock and Voting Power of the Company,

          (B)  a liquidation or dissolution of the Company, or

          (C) the sale or other disposition of all or substantially all of the assets of the Company in one transaction or a series of related transactions.

   H. "Change of Control Value" means the Fair Market Value of a Share on the date of a Change of Control.

   I. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and regulations and rulings thereunder. References to a particular section of the Code include references to successor provisions of the Code or any successor code.

   J. "Committee," "Plan Committee" and "Management Committee" have the meaning set forth in Article 3.

   K.  "Common Stock" means the common stock, $.01 par value, of the Company.

   L.  "Company" has the meaning set forth in Section 1.1.

   M. "Covered Employee" means a Grantee who, as of the date that the value of an Award is recognizable as taxable income, is one of the group of "covered employees," within the meaning of Code Section 162(m).

   N. "Disability" means, unless otherwise defined in an Award Agreement, for purposes of the exercise of an Incentive Stock Option after Termination of Affiliation, a disability within the meaning of Section 22(e)(3) of the Code, and for all other purposes, means total disability as determined for purposes of the long term disability plan of KCS or any Subsidiary or other employer of the Grantee and disability shall be deemed to occur for purposes of the Plan on the date such determination of disability is made.

   O.  "Disqualifying Disposition" has the meaning set forth in Section 6.4.

   P.  "Effective Date" has the meaning set forth in Section 1.1.

   Q. "Eligible Person" means (i) any employee (including any officer) of the Company or any Subsidiary, including any such employee who is on an approved leave of absence, layoff, or has been subject to a disability which does not qualify as a Disability, (ii) any director of the Company or any Subsidiary and (iii) any person performing services for the Company or a Subsidiary in the capacity of a consultant.

   R. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.

   S.  "Extraordinary Transaction" has the meaning set forth in Section 2.7.

   T. "Fair Market Value" means (A) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee, and
   (B) with respect to Shares, unless otherwise determined by the Committee, as of any date, (i) the average of the high and low trading prices on the date of determination on the New York Stock Exchange (or, if no sale of Shares was reported for such date, on the next preceding date on which a sale of Shares was reported); (ii) if the Shares are not listed on the New York Stock Exchange, the average of the high and low trading prices of the Shares on such other national exchange on which the Shares are principally traded or as reported by the National Market System, or similar organization, or if no such quotations are available, the average of the high bid and low asked quotations in the over-the-counter market as reported by the National Quotation Bureau Incorporated or similar organizations; or (iii) in the event that there shall be no public market for the Shares, the fair market value of the Shares as determined by the Committee.

   U. "Freestanding SAR" means an SAR that is granted independently of any other Award.

   V. "Good Reason" means, unless otherwise defined in an Award Agreement, the occurrence after a Change of Control, without a Grantee's prior written consent, of any one or more of the following:

        (i) the assignment to the Grantee of any duties which result in a material adverse change in the Grantee's position (including status, offices, titles, and reporting requirements), authority, duties, or other responsibilities with the Company, or any other action of the Company which results in a material adverse change in such position, authority, duties, or responsibilities, other than an insubstantial and inadvertent action which is remedied by the Company promptly after receipt of notice thereof given by the Grantee,

        (ii) any relocation of the Grantee of more than 40 miles from the place where the Grantee was located at the time of the Change of Control, or

        (iii) a material reduction or elimination of any component of the Grantee's rate of compensation, including (x) base salary, (y) any incentive payment or (z) benefits or perquisites which the Grantee was receiving immediately prior to a Change of Control.

   W.  "Grant Date" has the meaning set forth in Section 5.2.

   X.  "Grantee" means an individual who has been granted an Award.

   Y. "Incentive Stock Option" means an option granted under Article 6 of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provisions thereto.

   Z. "including" or "includes" means "including, without limitation," or "includes, without limitation," respectively.

   AA.  "LSAR" means a limited stock appreciation right.

   BB. "Mature Shares" means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

   CC. "Minimum Consideration" means $.01 per Share or such other amount that is from time to time considered to be capital for purposes of Section 154 of the Delaware General Corporation Law.

   DD.  "Option" means an option granted under Article 6 of the Plan.

   EE. "Option Price" means the price at which a Share may be purchased by a Grantee pursuant to an Option.

   FF. "Option Term" means the period beginning on the Grant Date of an Option and ending on the expiration date of such Option, as specified in the Award Agreement for such Option and as may, consistent with the provisions of the Plan, be extended from time to time by the Committee prior to the expiration date of such Option then in effect.

   GG. "Outside Director" means a member of the Board who is not an employee of the Company or any Subsidiary.

   HH. "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

   II.  "Performance Period" has the meaning set forth in Section 9.2.

   JJ.  "Performance Share" or "Performance Unit" has the meaning set forth in
   Article 9.

   KK. "Period of Restriction" means the period during which the transfer of Restricted Shares is limited in some way (the length of the period being based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee), and the Shares are subject to a substantial risk of forfeiture, as provided in
   Article 8.

   LL. "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

   MM.  "Plan" has the meaning set forth in Section 1.1.

   NN.  "Required Withholding" has the meaning set forth in Article 16.

   OO. "Restricted Shares" means Shares that are subject to forfeiture if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

   PP. "Retirement" means for any Grantee who is an employee, Termination of Affiliation by the Grantee upon either (i) having both attained age fifty-five (55) and completed at least ten (10) years of service with the Company or a Subsidiary or (ii) meeting such other requirements as may be specified by the Committee.

   QQ. "Rule 16b-3" means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule, as in effect from time to time.

   RR.  "SAR" means a stock appreciation right.

   SS. "SEC" means the United States Securities and Exchange Commission, or any successor thereto.

   TT. "Section" means, unless the context otherwise requires, a Section of the Plan.

   UU. "Section 16 Person" means a person who is subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

   VV.  "Share" means a share of Common Stock.

   WW. "Strike Price" of any SAR shall equal, for any Tandem SAR (whether such Tandem SAR is granted at the same time as or after the grant of the related Option), the Option Price of such Option, or for any other SAR, 100% of the Fair Market Value of a Share on the Grant Date of such SAR; provided that the Committee may specify a higher Strike Price in the Award Agreement.

   XX. "Subsidiary" means, for purposes of grants of Incentive Stock Options, a corporation as defined in Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of this definition) and, for all other purposes, a United States or foreign corporation or partnership or other similar entity with respect to which the Company owns, directly or indirectly, 50% (or such lesser percentage as the Committee may specify, which percentage may be changed from time to time and may be different for different entities) or more of the Voting Power of such corporation, partnership or other entity.

   YY. "Tandem SAR" means an SAR that is granted in connection with a related Option, the exercise of which shall require cancellation of the right to purchase a Share under the related Option (and when a Share is purchased under the related Option, the Tandem SAR shall similarly be canceled).

   ZZ. "Termination of Affiliation" occurs on the first day on which an individual is for any reason no longer providing services to the Company or any Subsidiary in the capacity of an employee, director or consultant, or with respect to an individual who is an employee or director of, or consultant to, a corporation which is a Subsidiary, the first day on which such corporation ceases to be a Subsidiary.

   AAA. "10% Owner" means a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary.

   BBB. "Voting Power" means the combined voting power of the then-outstanding securities of a corporation entitled to vote generally in the election of directors.

3.  Administration

   A.  Committee.

        1. Subject to Article 15, and to Section 3.2, the Plan shall be administered by the Board, or a committee appointed by the Board to administer the Plan ("Plan Committee"). To the extent the Board considers it desirable to comply with or qualify under Rule 16b-3 or meet the Performance-Based Exception, the Plan Committee shall consist of two or more directors of the Company, all of whom qualify as "outside directors" as defined for purposes of the regulations under Code Section 162(m) and "non-employee directors" within the meaning of Rule 16b-3. The number of members of the Plan Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 and the Performance-Based Exception as then in effect.

        2. The Board or the Plan Committee may appoint and delegate to another committee ("Management Committee") any or all of the authority of the Board or the Plan Committee, as applicable, with respect to Awards to Grantees other than Grantees who are Section 16 Persons at the time any such delegated authority is exercised.

        3. Any references herein to "Committee" are references to the Board, or the Plan Committee or the Management Committee, as applicable.

   B. Powers of Committee. Subject to the express provisions of the Plan, the Committee has full and final authority and sole discretion as follows:

        (i) to determine when, to whom and in what types and amounts Awards should be granted and the terms and conditions applicable to each Award, including the benefit payable under any SAR, Performance Unit or Performance Share, and whether or not specific Awards shall be granted in connection with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards;

        (ii) to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

        (iii) to construe and interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

        (iv) to make, amend, and rescind rules relating to the Plan, including rules with respect to the exercisability and nonforfeitability of Awards upon the Termination of Affiliation of a Grantee;

        (v) to determine the terms and conditions of all Award Agreements (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment which (A) does not adversely affect the rights of the Grantee, or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new or change in existing applicable law;

        (vi) to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

        (vii) to accelerate the exercisability (including exercisability within a period of less than six months after the Grant Date) of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a Termination of Affiliation;

        (viii) subject to Sections 1.3 and 5.3, to extend the time during which any Award or group of Awards may be exercised;

        (ix) to make such adjustments or modifications to Awards to Grantees working outside the United States as are advisable to fulfill the purposes of the Plan or to comply with applicable local law;

        (x) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee; and

        (xi) to take any other action with respect to any matters relating to the Plan for which it is responsible.

All determinations on all matters relating to the Plan or any Award Agreement may be made in the sole and absolute discretion of the Committee, and all such determinations of the Committee shall be final, conclusive and binding on all Persons. No member of the Committee shall be liable for any action or determination made with respect to the Plan or any Award.

4.  SharesSubject to the Plan and Maximum Awards

   A. Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2, the number of Shares hereby reserved for issuance under the Plan shall be equal to the sum of (i) 15,600,000, and (ii) the total number of Shares subject to Awards granted under the 1993 Plan, 1987 Plan and 1983 Plan that are outstanding as of the Effective Date (for a total of 16,003,186); and the number of Shares for which Awards may be granted to any Grantee on any Grant Date, when aggregated with the number of Shares for which Awards have previously been granted to such Grantee in the same calendar year, shall not exceed the greater of (i) one percent (1%) of the total Shares outstanding as of such Grant Date or (ii) 1,300,000; provided, however, that the total number of Shares for which Awards may be granted to any Grantee in any calendar year shall not exceed 2,000,000. If any Shares subject to an Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such Shares or of other consideration in lieu of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination shall again be available for grant under the Plan. If any Shares (whether subject to or received pursuant to an Award granted hereunder, purchased on the open market, or otherwise obtained) are withheld, applied as payment, or sold pursuant to procedures approved by the Committee and the proceeds thereof applied as payment in connection with the exercise of an Award or the withholding of taxes related thereto, such Shares, to the extent of any such withholding or payment, shall again be available or shall increase the number of Shares available, as applicable, for grant under the Plan. The Committee may from time to time determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan. Shares issued pursuant to the Plan may be treasury Shares or newly-issued Shares.

   B. Adjustments in Authorized Shares. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award or the substitution of other property for Shares subject to an outstanding Award; provided, in each case that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; and provided further, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

5.  Eligibility and General Conditions of Awards

   A. Eligibility. The Committee may grant Awards to any Eligible Person, whether or not he or she has previously received an Award.

   B. Grant Date. The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified by the Committee.

   C. Maximum Term. The Option Term or other period during which an Award may be outstanding shall under no circumstances extend more than 10 years after the Grant Date, and shall be subject to earlier termination as herein provided; provided, however, that any deferral of a cash payment or of the delivery of Shares that is permitted or required by the Committee pursuant to Article 12 may, if so permitted or required by the Committee, extend more than 10 years after the Grant Date of the Award to which the deferral relates.

   D. Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award (which need not be the same for each grant or for each Grantee) shall be set forth in an Award Agreement.

   E. Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise or vesting of an Award as it may deem advisable, including restrictions under applicable federal securities laws.

   F. Termination of Affiliation. Except as otherwise provided in an Award Agreement, and subject to the provisions of Section 14.1, the extent to which the Grantee shall have the right to exercise, vest in, or receive payment in respect of an Award following Termination of Affiliation shall be determined in accordance with the following provisions of this Section 5.6.

        1. For Cause. If a Grantee has a Termination of Affiliation for Cause, (i) the Grantee's Restricted Shares that are forfeitable shall thereupon be forfeited, subject to the provisions of Section 8.4 regarding repayment of certain amounts to the Grantee; and (ii) any unexercised Option, LSAR or SAR, and any Performance Share or Performance Unit with respect to which the Performance Period has not ended as of the date of such Termination of Affiliation, shall terminate effective immediately upon such Termination of Affiliation.

        2. On Account of Death or Disability. If a Grantee has a Termination of Affiliation on account of death or Disability, then:

          (i) the Grantee's Restricted Shares that were forfeitable shall thereupon become nonforfeitable;

          (ii) any unexercised Option or SAR, whether or not exercisable on the date of such Termination of Affiliation, may be exercised, in whole or in part, within the first 12 months after such Termination of Affiliation (but only during the Option Term) by the Grantee or, after his or her death, by (A) his or her personal representative or the person to whom the Option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's beneficiary designated in accordance with Article 11; and

          (iii) the benefit payable with respect to any Performance Share or Performance Unit with respect to which the Performance Period has not ended as of the date of such Termination of Affiliation on account of death or Disability shall be equal to the product of the Fair Market Value of a Share as of the date of such Termination of Affiliation or the value of the Performance Unit specified in the Award Agreement (determined as of the date of such Termination of Affiliation), as applicable, multiplied successively by each of the following:

            (1) a fraction, the numerator of which is the number of months (including as a whole month any partial month) that have elapsed since the beginning of such Performance Period until the date of such Termination of Affiliation and the denominator of which is the number of months (including as a whole month any partial month) in the Performance Period; and

            (2) a percentage determined by the Committee that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Termination of Affiliation would continue until the end of the Performance Period, or, if the Committee elects to compute the benefit after the end of the Performance Period, the Performance Percentage, as determined by the Committee, attained during the Performance Period.

        3. On Account of Retirement. If a Grantee has a Termination of Affiliation on account of Retirement, then:

          (i) the Grantee's Restricted Shares that were forfeitable shall thereupon become nonforfeitable;

          (ii) any unexercised Option or SAR, whether or not exercisable on the date of such Termination of Affiliation, may be exercised, in whole or in part, within the first five years after such Termination of Affiliation (but only during the Option Term) by the Grantee or, after his or her death, by (A) his or her personal representative or the person to whom the Option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's beneficiary designated in accordance with Article 11; and

          (iii) the benefit payable with respect to any Performance Share or Performance Unit with respect to which the Performance Period has not ended as of the date of such Termination of Affiliation on account of Retirement shall be equal to the product of the Fair Market Value of a Share as of the date of such Termination of Affiliation or the value of the Performance Unit specified in the Award Agreement (determined as of the date of such Termination of Affiliation), as applicable, multiplied successively by each of the following:

            (1) a fraction, the numerator of which is the number of months (including as a whole month any partial month) that have elapsed since the beginning of such Performance Period until the date of such Termination of Affiliation and the denominator of which is the number of months (including as a whole month any partial month) in the Performance Period; and

            (2) a percentage determined by the Committee that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Termination of Affiliation would continue until the end of the Performance Period, or, if the Committee elects to compute the benefit after the end of the Performance Period, the Performance Percentage, as determined by the Committee, attained during the Performance Period.

        4. Any Other Reason. If a Grantee has a Termination of Affiliation for any reason other than for Cause, death, Disability or Retirement, then:

          (i) the Grantee's Restricted Shares, to the extent forfeitable on the date of the Grantee's Termination of Affiliation, shall be forfeited on such date;

          (ii) any unexercised Option or SAR, to the extent exercisable immediately before the Grantee's Termination of Affiliation, may be exercised in whole or in part, not later than three months after such Termination of Affiliation (but only during the Option Term) by the Grantee or, after his or her death, by (A) his or her personal representative or the person to whom the Option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's beneficiary designated in accordance with Article 11; and

          (iii) any Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the date of such Termination of Affiliation shall terminate immediately upon such Termination of Affiliation.

   G.  Nontransferability of Awards.

        1. Except as provided in Section 5.7(c) below, each Award, and each right under any Award, shall be exercisable only by the Grantee during the Grantee's lifetime, or, if permissible under applicable law, by the Grantee's guardian or legal representative;

        2. Except as provided in Section 5.7(c) below, no Award (prior to the time, if applicable, Shares are issued in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company), and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

        3. To the extent and in the manner permitted by the Committee, and subject to such terms, conditions, restrictions or limitations that may be prescribed by the Committee, a Grantee may transfer an Award (other than an Incentive Stock Option) to (i) a spouse, sibling, parent, child (including an adopted child) or grandchild (any of which, an "Immediate Family Member") of the Grantee; (ii) a trust, the primary beneficiaries of which consist exclusively of the Grantee or Immediate Family Members of the Grantee; or (iii) a corporation, partnership or similar entity, the owners of which consist exclusively of the Grantee or Immediate Family Members of the Grantee.

   H. Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation for Cause.

   I. Loans and Guarantees. The Committee may, subject to applicable law, (i) allow a Grantee to defer payment to the Company of all or any portion of the Option Price of an Option or the purchase price of Restricted Shares, or
   (ii) cause the Company to loan to the Grantee, or guarantee a loan from a third party to the Grantee for, all or any portion of the Option Price of an Option or the purchase price of Restricted Shares or all or any portion of any taxes associated with the exercise of, nonforfeitability of, or payment of benefits in connection with, an Award. Any such payment deferral, loan or guarantee by the Company shall be on such terms and conditions as the Committee may determine.

6.  Stock Options

   A. Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. Without in any manner limiting the generality of the foregoing, the Committee may grant to any Eligible Person, or permit any Eligible Person to elect to receive, an Option in lieu of or in substitution for any other compensation (whether payable currently or on a deferred basis, and whether payable under this Plan or otherwise) which such Eligible Person may be eligible to receive from the Company or a Subsidiary.

   B. Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the Option Term, the number of shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

   C. Option Price. The Option Price of an Option under this Plan shall be determined by the Committee, and shall be equal to or more than 100% of the Fair Market Value of a Share on the Grant Date; provided, however, that any Option that is (x) granted to a Grantee in connection with the acquisition ("Acquisition"), however effected, by the Company of another corporation or entity ("Acquired Entity") or the assets thereof, (y) associated with an option to purchase shares of stock of the Acquired Entity or an affiliate thereof ("Acquired Entity Option") held by such Grantee immediately prior to such Acquisition, and (z) intended to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Option ("Substitute Option") may, to the extent necessary to achieve such preservation of economic value, be granted with an Option Price that is less than 100% of the Fair Market Value of a Share on the Grant Date.

   D. Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may designate that such Option shall be made subject to additional restrictions to permit it to qualify as an "incentive stock option" under the requirements of Section 422 of the Code. Any Option designated as an Incentive Stock Option shall, to the extent required by
   Section 422 of the Code:

        (i) if granted to a 10% Owner, have an Option Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

        (ii) be exercisable for a period of not more than 10 years (five years in the case of an Incentive Stock Option granted to a 10% Owner) from its Grant Date, and be subject to earlier termination as provided herein or in the applicable Award Agreement;

        (iii) not have an aggregate Fair Market Value (as of the Grant Date of each Incentive Stock Option) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee's employer or any parent or Subsidiary thereof ("Other Plans")) are exercisable for the first time by such Grantee during any calendar year, determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the "$100,000 Limit");

        (iv) if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the portion of such grant which is exercisable for the first time during any calendar year ("Current Grant") and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during the same calendar year ("Prior Grants") would exceed the $100,000 Limit be exercisable as follows:

          (A) the portion of the Current Grant which would, when added to any Prior Grants, be exercisable with respect to Shares which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

          (B) if, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the preceding provisions of this Section during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an Incentive Stock Option, but shall be exercisable as an Option which is not an Incentive Stock Option at such date or dates as are provided in the Current Grant;

        (v) be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company; and

        (vi) by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee; provided, however, that the Grantee may, in any manner permitted by the Plan and specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee's death.

     Any Option designated as an Incentive Stock Option shall also require the Grantee to notify the Committee of any disposition of any Shares issued pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) (any such circumstance, a "Disqualifying Disposition"), within 10 days of such Disqualifying Disposition.

     Notwithstanding the foregoing and Section 3.2(v), the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

   E. Payment. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means subject to the approval of the Committee:

        1.  cash, personal check or wire transfer;

        2. Mature Shares, valued at their Fair Market Value on the date of exercise;

        3. Restricted Shares held by the Grantee for at least six months prior to the exercise of the Option, each such Share valued at the Fair Market Value of a Share on the date of exercise;

        4. subject to applicable law, pursuant to procedures approved by the Committee, through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise; or

        5. when permitted by the Committee, payment may also be made in accordance with Section 5.9.

If any Restricted Shares ("Tendered Restricted Shares") are used to pay the Option Price, a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option.

7.  Stock Appreciation Rights and Limited Stock Appreciation Rights

   A. Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to any Eligible Person at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination thereof.

      The Committee shall determine the number of SARs granted to each Grantee (subject to Article 4), the Strike Price thereof, and, consistent with
   Section 7.2 and the other provisions of the Plan, the other terms and conditions pertaining to such SARs.

   B. Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Award upon the surrender of the right to exercise the equivalent portion of the related Award. A Tandem SAR may be exercised only with respect to the Shares for which its related Award is then exercisable.

      Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR, (i) the Tandem SAR will expire no later than the expiration of the underlying Option; (ii) the value of the payout with respect to the Tandem SAR may be for no more than 100% of the difference between the Option Price of the underlying Option and the Fair Market Value of the Shares subject to the underlying Option at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the Option exceeds the Option Price of the Option.

   C. Payment of SAR Amount.Upon exercise of an SAR, the Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

        (a) the excess of the Fair Market Value of a Share on the date of exercise over the Strike Price;

      by

        (b)  the number of Shares with respect to which the SAR is exercised;

   provided that the Committee may provide in the Award Agreement that the benefit payable on exercise of an SAR shall not exceed such percentage of the Fair Market Value of a Share on the Grant Date as the Committee shall specify. As determined by the Committee, the payment upon SAR exercise may be in cash, in Shares which have an aggregate Fair Market Value (as of the date of exercise of the SAR) equal to the amount of the payment, or in some combination thereof, as set forth in the Award Agreement.

   D. Grant of LSARs. Subject to the terms and conditions of the Plan, LSARs may be granted to any Eligible Person at any time and from time to time as shall be determined by the Committee. Each LSAR shall be identified with a Share subject to an Option or SAR held by the Grantee, which may include an Option or SAR previously granted under the Plan. Upon the exercise, expiration, termination, forfeiture or cancellation of the Option or SAR with which an LSAR is identified, such LSAR shall terminate.

   E. Exercise of LSARs. Each LSAR shall automatically be exercised upon a Change of Control which has not been approved by the Incumbent Board. The exercise of an LSAR shall result in the cancellation of the Option or SAR with which such LSAR is identified, to the extent of such exercise.

   F. Payment of LSAR Amount. Within 10 business days after the exercise of an LSAR, the Company shall pay to the Grantee, in cash, an amount equal to the difference between:

        (a) the greatest of (i) the Change of Control Value, (ii) the Fair Market Value of a Share on the date occurring during the 180-day period immediately preceding the date of the Change of Control on which such Fair Market Value is the greatest, or (iii) such other valuation amount, if any, as may be determined pursuant to the provisions of the applicable Award Agreement;

      minus

        (b) either (i) in the case of an LSAR identified with an Option, the Option Price of such Option or (ii) in the case of an LSAR identified with an SAR, the Strike Price of such SAR.

8.  Restricted Shares

   A. Grant of Restricted Shares. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

   B. Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals (Company-wide, divisional, Subsidiary and/or individual), time-based restrictions on vesting, and/or restrictions under applicable securities laws.

   C. Consideration. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares, which shall be (except with respect to Restricted Shares that are treasury shares) at least the Minimum Consideration for each Restricted Share. Such payment shall be made in full by the Grantee before the delivery of the shares and in any event no later than 10 business days after the Grant Date for such shares.

   D. Effect of Forfeiture. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the required amount as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company's tender of payment for such Restricted Shares.

   E. Escrow; Legends. The Committee may provide that the certificates for any Restricted Shares (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited and/or
   (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be issued without such legend.

9.  Performance Units and Performance Shares

   A. Grant of Performance Units and Performance Shares. Subject to the terms of the Plan, Performance Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

   B. Value/Performance Goals. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid out to the Grantee. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a "Performance Period."

   C. Earning of Performance Units and Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive a payout based on the number and value of Performance Units or Performance Shares earned by the Grantee over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

     If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines the performance goals or Performance Period are no longer appropriate, the Committee may adjust, change or eliminate the performance goals or the applicable Performance Period as it deems appropriate in order to make them appropriate and comparable to the initial performance goals or Performance Period.

   D.  Form and Timing of Payment of Performance Units and Performance
   Shares. Payment of earned Performance Units or Performance Shares shall be made in a lump sum following the close of the applicable Performance Period. The Committee may pay earned Performance Units or Performance Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

     As determined by the Committee, a Grantee may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units or Performance Shares but not yet distributed to the Grantee. In addition, a Grantee may, as determined by the Committee, be entitled to exercise his or her voting rights with respect to such Shares.

10.  Bonus Shares

     Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Eligible Person, in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee. The terms of such Bonus Shares shall be set forth in the Award Agreement pertaining to the grant of the Award.

11.  Beneficiary Designation

     Each Grantee under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Company, and will be effective only when filed by the Grantee in writing with the Company during the Grantee's lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee's death shall be paid to the Grantee's estate.

12.  Deferrals

     The Committee may permit or require a Grantee to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Shares, the satisfaction of any requirements or goals with respect to Performance Units or Performance Shares, or the grant of Bonus Shares. If any such deferral is required or permitted, the Committee shall establish rules and procedures for such deferrals. Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee upon the Grantee's Termination of Affiliation.

13.  Rights of Employees/Directors/Consultants

   A. Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Grantee's employment, directorship or consultancy at any time, nor confer upon any Grantee the right to continue in the employ or as a director or consultant of the Company.

   B. Participation. No employee, director or consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

14.  Change of Control

   A. Change of Control. Except as otherwise provided in an Award Agreement, if a Change of Control occurs, then:

        (i) the Grantee's Restricted Shares that were forfeitable shall thereupon become nonforfeitable;

        (ii) any unexercised Option or SAR, whether or not exercisable on the date of such Change of Control, shall thereupon be fully exercisable and may be exercised, in whole or in part; and

        (iii) the Company shall immediately pay to the Grantee, with respect to any Performance Share or Performance Unit with respect to which the Performance Period has not ended as of the date of such Change of Control, a cash payment equal to the product of (A) in the case of a Performance Share, the Change of Control Value or (B) in the case of a Performance Unit, the value of the Performance Unit specified in the Award Agreement, as applicable, multiplied successively by each of the following:

          (1) a fraction, the numerator of which is the number of whole and partial months that have elapsed between the beginning of such Performance Period and the date of such Change of Control and the denominator of which is the number of whole and partial months in the Performance Period; and

          (2) a percentage equal to a greater of (x) the target percentage, if any, specified in the applicable Award Agreement or (y) the maximum percentage, if any, that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Change of Control would continue until the end of the Performance Period.

   B. Pooling of Interests Accounting. If the Committee determines, prior to a sale or merger of the Company that the Committee determines is reasonably likely to occur, that the grant or exercise of Options, SARs or LSARs would preclude the use of pooling of interests accounting ("pooling") after the consummation of such sale or merger and that such preclusion of pooling would have a material adverse effect on such sale or merger, the Committee may (a) make any adjustments in such Options, SARs or LSARs prior to the sale or merger that will permit pooling after the consummation of such sale or merger or (b) cause the Company to pay the benefits attributable to such Options, SARs or LSARs (including for this purpose not only the spread between the then Fair Market Value of the Shares subject to such Options, SARs or LSARs and the Option Price or Strike Price applicable thereto, but also the additional value of such Options, SARs, or LSARs in excess of such spread, as determined by the Committee) in the form of Shares if such payment would not cause the transaction to remain or become ineligible for pooling; provided, however, no such adjustment or payment may be made that would adversely affect in any material way any such Options, SARs or LSARs without the consent of the affected Grantee.

15.  Amendment,Modification, and Termination

   A. Amendment, Modification, and Termination. Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part without the approval of the Company's stockholders. The Board may delegate to the Plan Committee any or all of the authority of the Board under Section 15.1 to alter, amend suspend or terminate the Plan.

   B. Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.2) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of the Performance-Based Exception.

   C. Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

16.  Withholding

   A.  Withholding

        1.  Mandatory Tax Withholding.

        (1) Whenever under the Plan, Shares are to be delivered upon exercise or payment of an Award or upon Restricted Shares becoming nonforfeitable, or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require (i) that the Grantee remit an amount in cash, or if determined by the Committee, Mature Shares, sufficient to satisfy all federal, state, local and foreign tax withholding requirements related thereto ("Required Withholding"), (ii) the withholding of such Required Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan or
     (iii) any combination of the foregoing.

        (2) Any Grantee who makes a Disqualifying Disposition or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting Required Withholding; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such Required Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan.

        2.  Elective Share Withholding.

        (1) Subject to subsection 16.1(b)(2), a Grantee may elect the withholding ("Share Withholding") by the Company of a portion of the Shares subject to an Award upon the exercise of such Award or upon Restricted Shares becoming non-forfeitable or upon making an election under Section 83(b) of the Code (each, a "Taxable Event") having a Fair Market Value equal to (i) the minimum amount necessary to satisfy Required Withholding liability attributable to the Taxable Event; or (ii) with the Committee's prior approval, a greater amount, not to exceed the estimated total amount of such Grantee's tax liability with respect to the Taxable Event.

        (2) Each Share Withholding election shall be subject to the following conditions:

          (A) any Grantee's election shall be subject to the Committee's discretion to revoke the Grantee's right to elect Share Withholding at any time before the Grantee's election if the Committee has reserved the right to do so in the Award Agreement;

          (B) the Grantee's election must be made before the date (the "Tax Date") on which the amount of tax to be withheld is determined; and

          (C)  the Grantee's election shall be irrevocable.

   B. Notification Under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee's gross income in the year of transfer the amounts specified in
   Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter prior to such an election being made, prohibit a Grantee from making the election described above.

17.  Successors

     All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

18.  Additional Provisions

   A. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

   B. Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

   C. Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or stock exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company shall not be obligated to deliver any Shares or other benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

   D.  Securities Law Compliance.

        1. If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Shares acquired pursuant to Awards under the Plan as it may deem advisable. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1993, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company evidence satisfactory to the Company that such registration is not required.

        2. If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any stock exchange upon which any of the Company's equity securities are listed, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

   E. No Rights as a Stockholder. A Grantee shall not have any rights as a stockholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may provide for payment of interest on deferred cash dividends.

   F. Nature of Payments. Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any Subsidiary or (b) any agreement between (i) the Company or any Subsidiary and (ii) the Grantee, except as such plan or agreement shall otherwise expressly provide.

   G. Performance Measures. Unless and until the Committee proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Section 18.7, the performance measure(s) to be used for purposes of such Awards shall be chosen from among the following:

       (a)Earnings (either in the aggregate or on a per-share basis);

       (b)Net income (before or after taxes);

       (c)Operating income;

       (d)Cash flow;

       (e)Return measures (including return on assets, equity, or sales);

       (f)Earnings before or after either, or any combination of, taxes, interest or depreciation and amortization;

       (g)Gross revenues;

       (h)Share price (including growth measures and stockholder return or attainment by the Shares of a specified value for a specified period of time);

       (i)Reductions in expense levels in each case, where applicable, determined either on a Company-wide basis or in respect of any one or more business units;

       (j)Net economic value; or

       (k)Market share.

     Any of the foregoing performance measures may be applied, as determined by the Committee, on the basis of the Company as a whole, or in respect of any one or more Subsidiaries or divisions of the Company or any part of a Subsidiary or division of the Company that is specified by the Committee.

     The Committee may adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception may not be adjusted upward without the approval of the Company's stockholders (the Committee may adjust such Awards downward).

     In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, and still qualify for the Performance-Based Exception, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

   H. Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware other than its laws respecting choice of law.

                                  APPENDIX B

                          GRAPHIC AND IMAGE MATERIAL
                                      IN
                                PROXY STATEMENT

     In accordance with Rule 304 of Regulation S-T, the following graphic and image material is included in the KCS proxy statement.

Photographs of Each Director

     The proxy statement includes photographs of each director. A photograph of a director is placed in the proxy statement next to the discussion of the director's principal occupations in the section entitled "PROPOSAL 1--ELECTION OF THREE DIRECTORS" and "THE BOARD OF DIRECTORS."

Stock Performance Graph

     The proxy statement also includes a stock performance graph, which is supplemented by a table showing the dollar value of the points on the graph. The table is set forth in this electronic format document in the section entitled "Stock Performance Graph." Both the graph and the table will be included in the paper format definitive proxy mailed to KCS's Stockholders. In accordance with a letter to EDGAR filers dated November 16, 1992 from Mauri L. Osheroff, Associate Director of Regulatory Policy of the Division of Corporate Finance, no further explanation of the graph is set forth in this appendix.

                                  APPENDIX C

                                FORM OF PROXIES

                             KANSAS CITY SOUTHERN
                        ANNUAL MEETING OF SHAREHOLDERS
                                  May 1, 2003

                            YOUR VOTE IS IMPORTANT!

YOU CAN VOTE IN ONE OF THREE WAYS:
       1. Vote by Internet
       2. Vote by Phone
       3. Vote by mailing your proxy in the enclosed envelope.

VOTE BY INTERNET
Your Internet vote is quick, convenient and your vote is immediately submitted. Just follow these easy steps:
       1. Read the accompanying Proxy Statement.
       2. Visit our Internet Voting site at http://www.eproxyvote.com/ksu and follow the instructions on the screen.

Please note that all votes cast by Internet must be submitted prior to 5:00 p.m. Central Time, April 30, 2003. Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

       IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR PROXY BY MAIL.

VOTE BY TELEPHONE
Your telephone vote is quick, easy and immediate. Just follow these easy steps:
       1. Read the accompanying Proxy Statement.
       2. On A Touch-Tone Telephone Call Toll Free 1-800-758-6973 and follow the instructions.
       3. When instructed, enter the Control Number, which is printed on the lower right-hand corner of your proxy card below.
       4. Follow the simple recorded instructions.

Please note that all votes cast by Telephone must be submitted prior to 5:00 p.m. Central Time, April 30, 2003. Your Telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

      IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR PROXY BY MAIL.

VOTE BY MAIL
       1. Read the accompanying Proxy Statement.
       2. Mark your vote on the reverse side of the attached proxy card.
       3. Sign and date the proxy card.
       4. Detach and return the proxy card in the postage paid envelope provided.

                            THANK YOU FOR YOUR VOTE

                                  (Tear Here)
                                  -----------

                               KANSAS CITY SOUTHERN                        PROXY
     This proxy confers discretionary authority as described, and may be revoked in the manner described, in the Proxy Statement dated April 4, 2003, receipt of which is hereby acknowledged.

             Signature _________________ Date ________, 2003

             Signature _________________ Date ________, 2003
             Please sign exactly as name(s) appear. All joint
             owners should sign. Executors, administrators,
             trustees, guardians, attorneys-in-fact, and officers of corporate stockholders should indicate the capacity in which they are signing. Please indicate whether you plan to attend the Annual Meeting:
                  [_]  Will Attend    [_]  Will Not Attend
                            (Continued on other side)

                 (Continued, and to be signed on reverse side)

                                  (Tear Here)
                                  -----------

                               KANSAS CITY SOUTHERN                        PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. A. Edward Allinson, Rodney
E. Slater and Byron G. Thompson, or any one of them, are hereby authorized, with full power of substitution, to vote the shares of stock of Kansas City Southern entitled to be voted by the stockholder(s) signing this proxy at the Annual Meeting of Stockholders to be held on May 1, 2003, or any adjournment thereof, as specified herein and in their discretion on all other matters that are properly brought before the Annual Meeting. IF NO CHOICE IS SPECIFIED, SUCH PROXIES WILL VOTE "FOR" THE NOMINEES NAMED HEREON AND "FOR" PROPOSAL 2.

1.Election of three directors. Nominees: 01) Michael G.       2.Reapproval of Section 18.7 (Performance Measures) of
  Fitt, 02) Michael R. Haverty and 03) Thomas A.                KCS's 1991 Amended and Restated Stock Option and
  McDonnell.                                                    Performance Award Plan (as amended and restated
                                                                effective as of November 7, 2002) for purposes of
   [_]  FOR all nominees except those indicated below:          Internal Revenue Code Section 162(m).
---------------------------------------
   [_] WITHHOLD AUTHORITY to vote for all nominees.              [_]  FOR    [_]  AGAINST    [_]  ABSTAIN

UNLESS AUTHORITY TO VOTE FOR ANY NOMINEE IS WITHHELD,
AUTHORITY TO VOTE CUMULATIVELY FOR SUCH NOMINEE WILL BE
DEEMED GRANTED, AND IF OTHER PERSONS ARE NOMINATED, THIS
PROXY MAY BE VOTED FOR LESS THAN ALL THE NOMINEES NAMED
ABOVE, IN THE PROXY HOLDERS' DISCRETION, TO ELECT THE MAXIMUM
NUMBER OF MANAGEMENT NOMINEES.

                             KANSAS CITY SOUTHERN
                        ANNUAL MEETING OF SHAREHOLDERS
                                  May 1, 2003

                            YOUR VOTE IS IMPORTANT!

YOU CAN VOTE IN ONE OF THREE WAYS:
       1. Vote by Internet
       2. Vote by Phone
       3. Vote by mailing your voting instruction card in the enclosed envelope.

VOTE BY INTERNET
Your Internet vote is quick, convenient and your vote is immediately submitted. Just follow these easy steps:
       1. Read the accompanying Proxy Statement.
       2. Visit our Internet Voting site at http://www.eproxyvote.com/ksuep and follow the instructions on the screen.

Please note that all votes cast by Internet must be submitted prior to 5:00 p.m. Central Time, April 29, 2003. Your Internet vote instructs the trustee of the plan how to vote the shares of Kansas City Southern allocated to your account under the plan.

 IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD BY
                                     MAIL.

VOTE BY TELEPHONE
Your telephone vote is quick, easy and immediate. Just follow these easy steps:
       1. Read the accompanying Proxy Statement.
       2. On a Touch-Tone Telephone call Toll Free 1-800-758-6973 and follow the instructions.
       3. When instructed, enter the Control Number, which is printed on the lower right-hand corner of your voting instruction card below.
       4. Follow the simple recorded instructions.

Please note that all votes cast by Telephone must be submitted prior to 5:00 p.m. Central Time, April 29, 2003. Your telephone vote instructs the trustee of the plan how to vote the shares of Kansas City Southern allocated to your account under the plan.

IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD BY
                                     MAIL.

VOTE BY MAIL
       1. Read the accompanying Proxy Statement.
       2. Mark your vote on the reverse side of the attached voting instruction card.
       3. Sign and date the voting instruction card.
       4. Detach and return the voting instruction card in the postage paid envelope provided.

                            THANK YOU FOR YOUR VOTE

                                  (Tear Here)
                                   ---------

 CONFIDENTIAL VOTING INSTRUCTIONS TO NATIONWIDE TRUST COMPANY AS TRUSTEE UNDER
            THE KANSAS CITY SOUTHERN EMPLOYEE STOCK OWNERSHIP PLAN


                         Signature _______________________ Date _________ , 2003
                                   Please sign exactly as name
                                   appears.

                                                 (Continued on other side)

                 (Continued, and to be signed on reverse side)

                                  (Tear Here)
                                  -----------
THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE TRUSTEE. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 1, 2003, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.Election of three directors. Nominees: 01) Michael G. Fitt, 2.Reapproval of Section 18.7 (Performance Measures) of
  02) Michael R. Haverty and 03) Thomas A. McDonnell.           KCS's 1991 Amended and Restated Stock Option and
                                                                Performance Award Plan (as amended and restated
    [_] FOR all nominees except those indicated below:          effective as of November 7, 2002) for purposes of
                                                                Internal Revenue Code Section 162(m).
----------------------------------------
                                                                 [_] FOR        [_] AGAINST       [_] ABSTAIN
    [_] WITHHOLDAUTHORITY to vote for all nominees.

  IF THE VOTING INSTRUCTION CARD IS NOT RETURNED, THE TRUSTEE MUST VOTE SUCH SHARES IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING INSTRUCTION CARDS
                   WERE RECEIVED FROM THE PLAN PARTICIPANTS.

                             KANSAS CITY SOUTHERN
                        ANNUAL MEETING OF SHAREHOLDERS
                                  May 1, 2003

                            YOUR VOTE IS IMPORTANT!

YOU CAN VOTE IN ONE OF THREE WAYS:
       1. Vote by Internet
       2. Vote by Phone
       3. Vote by mailing your voting instruction card in the enclosed envelope.

VOTE BY INTERNET
Your Internet vote is quick, convenient and your vote is immediately submitted. Just follow these easy steps:
       1. Read the accompanying Proxy Statement.
       2. Visit our Internet Voting site at http://www.eproxyvote.com/ksu4k and follow the instructions on the screen.

Please note that all votes cast by Internet must be submitted prior to 5:00 p.m. Central Time, April 29, 2003. Your Internet vote instructs the trustee of the plan how to vote the shares of Kansas City Southern allocated to your account under the plan.

 IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD BY
                                     MAIL.

VOTE BY TELEPHONE
Your telephone vote is quick, easy and immediate. Just follow these easy steps:
       1. Read the accompanying Proxy Statement.
       2. On a Touch-Tone Telephone call Toll Free 1-800-758-6973 and follow the instructions.
       3. When instructed, enter the Control Number, which is printed on the lower right-hand corner of your voting instruction card below.
       4. Follow the simple recorded instructions.

Please note that all votes cast by Telephone must be submitted prior to 5:00 p.m. Central Time, April 29, 2003. Your telephone vote instructs the trustee of the plan how to vote the shares of Kansas City Southern allocated to your account under the plan.

IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD BY
                                     MAIL.

VOTE BY MAIL
       1. Read the accompanying Proxy Statement.
       2. Mark your vote on the reverse side of the attached voting instruction card.
       3. Sign and date the voting instruction card.
       4. Detach and return the voting instruction card in the postage paid envelope provided.

                            THANK YOU FOR YOUR VOTE

                                  (Tear Here)
                                  -----------
 CONFIDENTIAL VOTING INSTRUCTIONS TO NATIONWIDE TRUST COMPANY AS TRUSTEE UNDER
           THE KANSAS CITY SOUTHERN 401(K) AND PROFIT SHARING PLAN.


                      Signature  ________________________  Date _________ , 2003
                      Please sign exactly as name appears.

                                                  (Continued on other side)

                 (Continued, and to be signed on reverse side)

                                  (Tear Here)
                                  -----------

THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE TRUSTEE. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 1, 2003, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.Election of three directors. Nominees: 01) Michael G. Fitt, 2.Reapproval of Section 18.7 (Performance Measures) of
  02) Michael R. Haverty and 03) Thomas A. McDonnell.           KCS's 1991 Amended and Restated Stock Option and
                                                                Performance Award Plan (as amended and restated
   [_] FOR all nominees except those indicated below:           effective as of November 7, 2002) for purposes of
---------------------------------------------                   Internal Revenue Code Section 162(m).

   [_] WITHHOLD AUTHORITY to vote for all nominees.              [_] FOR        [_] AGAINST        [_] ABSTAIN

  IF THE VOTING INSTRUCTION CARD IS NOT RETURNED, THE TRUSTEE MUST VOTE SUCH
                        SHARES IN THE SAME PROPORTIONS
 AS THE SHARES FOR WHICH VOTING INSTRUCTION CARDS WERE RECEIVED FROM THE PLAN
                                 PARTICIPANTS.

                             KANSAS CITY SOUTHERN
                        ANNUAL MEETING OF SHAREHOLDERS
                                  May 1, 2003

                            YOUR VOTE IS IMPORTANT!

YOU CAN VOTE IN ONE OF THREE WAYS:
       1. Vote by Internet
       2. Vote by Phone
       3. Vote by mailing your voting instruction card in the enclosed envelope.

VOTE BY INTERNET
Your Internet vote is quick, convenient and your vote is immediately submitted. Just follow these easy steps:
       1. Read the accompanying Proxy Statement.
       2. Visit our Internet Voting site at http://www.eproxyvote.com/ksude and follow the instructions on the screen.

Please note that all votes cast by Internet must be submitted prior to 5:00 p.m. Central Time, April 29, 2003. Your Internet vote instructs the trustee of the plan how to vote the shares of Kansas City Southern allocated to your account under the plan.

 IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD BY
                                     MAIL.

VOTE BY TELEPHONE
Your telephone vote is quick, easy and immediate. Just follow these easy steps:
       1. Read the accompanying Proxy Statement.
       2. On a Touch-Tone Telephone call Toll Free 1-800-758-6973 and follow the instructions.
       3. When instructed, enter the Control Number, which is printed on the lower right-hand corner of your voting instruction card below.
       4. Follow the simple recorded instructions.

Please note that all votes cast by Telephone must be submitted prior to 5:00 p.m. Central Time, April 29, 2003. Your telephone vote instructs the trustee of the plan how to vote the shares of Kansas City Southern allocated to your account under the plan.

IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD BY
                                     MAIL.

VOTE BY MAIL
       1. Read the accompanying Proxy Statement.
       2. Mark your vote on the reverse side of the attached voting instruction card.
       3. Sign and date the voting instruction card.
       4. Detach and return the voting instruction card in the postage paid envelope provided.

                            THANK YOU FOR YOUR VOTE

                                  (Tear Here)
                                  -----------

      CONFIDENTIAL VOTING INSTRUCTIONS TO UMB BANK, N.A. AS TRUSTEE UNDER
            THE EMPLOYEE STOCK OWNERSHIP PLAN OF DST SYSTEMS, INC.


             Signature________________________ Date _________ , 2003
             Please sign exactly as name appears.

                                                      (Continued on other side)

                 (Continued, and to be signed on reverse side)

                                  (Tear Here)
                                  -----------

THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE TRUSTEE. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 1, 2003, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.Election of three directors. Nominees: 01) Michael G. Fitt, 2.Reapproval of Section 18.7 (Performance Measures) of
  02) Michael R. Haverty and 03) Thomas A. McDonnell.           KCS's 1991 Amended and Restated Stock Option and
                                                                Performance Award Plan (as amended and restated
    [_] FOR all nominees except those indicated below:          effective as of November 7, 2002) for purposes of
                                                                Internal Revenue Code Section 162(m).
----------------------------------------
                                                                 [_] FOR        [_] AGAINST       [_] ABSTAIN
    [_] WITHHOLD AUTHORITY to vote for all nominees.

  IF THE VOTING INSTRUCTION CARD IS NOT RETURNED, THE TRUSTEE MUST VOTE SUCH SHARES IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING INSTRUCTION CARDS
                   WERE RECEIVED FROM THE PLAN PARTICIPANTS.

                              KANSAS CITY SOUTHERN
                              427 WEST 12TH STREET
                           KANSAS CITY, MISSOURI 64105

                                  April 4, 2003

Dear Participant in the Profit Sharing Plan portion of the Janus 401(k) Plan:

     Enclosed is your voting instruction card in connection with the Annual Meeting of Stockholders of KCS to be held on May 1, 2003, which instructs Charles Schwab Trust Company as Trustee of the Janus 401(k), Profit Sharing and Employee Stock Ownership Plan, how to vote the shares of KCS common stock allocated to your 401(k) account.

     Please do not deliver this card to the Company, as your vote is confidential. Your card should be returned to UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, in the enclosed postage-paid return envelope at your earliest convenience.

                                   Thank you,

                                   /s/ Michael R. Haverty
                                   Michael R. Haverty
                                   Chairman of the Board, President
                                   and Chief Executive Officer

                PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
        (Date, sign and return promptly in the prepaid envelope enclosed)

                                   (Tear Here)

                              ---------------------

       CONFIDENTIAL VOTING INSTRUCTIONS TO CHARLES SCHWAB TRUST COMPANY AS
        TRUSTEE UNDER THE JANUS 401(K), PROFIT SHARING AND EMPLOYEE STOCK
                                 OWNERSHIP PLAN




                                   Signature               Date           , 2003
                                   ---------------------------------------------
                                       Please sign exactly as name appears.

                                            (Continued on other side)

                  (Continued, and to be signed on reverse side)

                                   (Tear Here)
                              --------------------

THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE TRUSTEE. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 1, 2003, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.   Election of three directors. Nominees: 01) Michael G. Fitt,        2.   Reapproval of Section 18.7 (Performance Measures)
     02) Michael R. Haverty and 03) Thomas A. McDonnell.                     of KCS's 1991 Amended and Restated Stock Option and
                                                                             Performance Award Plan (as amended and restated
|_|  FOR all nominees except those indicated below:                          effective as of November 7, 2002) for purposes of
                                                                             Internal Revenue Code Section 162(m).
     --------------------------------------------------
|_|  WITHHOLD AUTHORITY to vote for all nominees.                               |_| FOR        |_| AGAINST       |_| ABSTAIN


IF THE VOTING INSTRUCTION CARD IS NOT RETURNED, THE TRUSTEE MUST VOTE SUCH SHARES IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING INSTRUCTION CARDS WERE RECEIVED FROM THE PLAN PARTICIPANTS.

                              KANSAS CITY SOUTHERN
                              427 WEST 12TH STREET
                           KANSAS CITY, MISSOURI 64105

                                  April 4, 2003

Dear Participant in The Kansas City Southern Railway Company Union 401(k) Plan:

     Enclosed is your voting instruction card in connection with the Annual Meeting of Stockholders of KCS to be held on May 1, 2003, which instructs Nationwide Trust Company as Trustee of The Kansas City Southern Railway Company Union 401(k) Plan, how to vote the shares of KCS common stock allocated to your 401(k) account.

     Please do not deliver this card to the Company, as your vote is confidential. Your card should be returned to UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, in the enclosed postage-paid return envelope at your earliest convenience.

                                    Thank you,

                                    /s/ Michael R. Haverty
                                    Michael R. Haverty
                                    Chairman of the Board, President
                                    and Chief Executive Officer

                PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
        (Date, sign and return promptly in the prepaid envelope enclosed)
                                   (Tear Here)

                              ---------------------

  CONFIDENTIAL VOTING INSTRUCTIONS TO NATIONWIDE TRUST COMPANY AS TRUSTEE
     UNDER THE KANSAS CITY SOUTHERN RAILWAY COMPANY UNION 401(K)PLAN


                               Signature__________________Date___________, 2003

                               Please sign exactly as name appears.

                                     (Continued on other side)

                  (Continued, and to be signed on reverse side)

                                  (Tear Here)

                              --------------------
THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE TRUSTEE. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 1, 2003, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.   Election of three directors. Nominees: 01) Michael G. Fitt,    2.   Reapproval of Section 18.7 (Performance Measures) of KCS's
     02) Michael R. Haverty and 03) Thomas A. McDonnell.                 1991 Amended and Restated Stock Option and Performance
                                                                         Award Plan (as amended and restated effective as of
     [_]   FOR all nominees except those indicated below:                November 7, 2002) for purposes of Internal Revenue Code
                                                                         Section  162(m).
      ---------------------------------------------
     [_]   WITHHOLD AUTHORITY to vote for all nominees.                  [_] FOR    [_] AGAINST   [_] ABSTAIN



IF THE VOTING INSTRUCTION CARD IS NOT RETURNED, THE TRUSTEE MUST VOTE SUCH SHARES IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING INSTRUCTION CARDS WERE RECEIVED FROM THE PLAN PARTICIPANTS.

                              KANSAS CITY SOUTHERN
                              427 WEST 12TH STREET
                           KANSAS CITY, MISSOURI 64105

                                  April 4, 2003

Dear Participant in the MidSouth Rail Union 401(k) Retirement Savings Plan:

     Enclosed is your voting instruction card in connection with the Annual Meeting of Stockholders of KCS to be held on May 1, 2003, which instructs Nationwide Trust Company as Trustee of the MidSouth Rail Union 401(k) Retirement Savings Plan, how to vote the shares of KCS common stock allocated to your 401(k) account.

     Please do not deliver this card to the Company, as your vote is confidential. Your card should be returned to UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, in the enclosed postage-paid return envelope at your earliest convenience.

                                   Thank you,

                                   /s/ Michael R. Haverty
                                   Michael R. Haverty
                                   Chairman of the Board, President
                                   and Chief Executive Officer



                PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
        (Date, sign and return promptly in the prepaid envelope enclosed)
                                   (Tear Here)

                              ---------------------

     CONFIDENTIAL VOTING INSTRUCTIONS TO NATIONWIDE TRUST COMPANY AS TRUSTEE
          UNDER THE MIDSOUTH RAIL UNION 401(K) RETIREMENT SAVINGS PLAN

       Signature ___________________________________ Date ____________, 2003
                 Please sign exactly as name appears.

                      (Continued on other side)

                  (Continued, and to be signed on reverse side)

                                   (Tear Here)

                              --------------------

THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE TRUSTEE. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 1, 2003, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.   Election of three directors. Nominees: 01) Michael G. Fitt,    2.   Reapproval of Section 18.7 (Performance Measures) of KCS's
     02) Michael R. Haverty, and 03) Thomas A. McDonnell.                1991 Amended and Restated Stock Option and Performance
                                                                         Award Plan (as amended and restated effective as of
     [_]  FOR all nominees except those indicated below:                 November 7, 2002) for purposes of Internal Revenue Code
                                                                         Section 162(m).

          ----------------------------------------------                 [_] FOR      [_] AGAINST      [_] ABSTAIN
     [_]  WITHHOLD AUTHORITY to vote for all nominees.








   IF THE VOTING INSTRUCTION CARD IS NOT RETURNED, THE TRUSTEE MUST VOTE SUCH SHARES IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING INSTRUCTION CARDS
                   WERE RECEIVED FROM THE PLAN PARTICIPANTS.

                              KANSAS CITY SOUTHERN
                              427 WEST 12TH STREET
                           KANSAS CITY, MISSOURI 64105


                                  April 4, 2003



Dear Participant in the Gateway Western Railway Union 401(k) Plan:

     Enclosed is your voting instruction card in connection with the Annual Meeting of Stockholders of KCS to be held on May 1, 2003, which instructs Nationwide Trust Company as Trustee of the Gateway Western Railway Union 401(k), how to vote the shares of KCS common stock allocated to your 401(k) account.

     Please do not deliver this card to the Company, as your vote is confidential. Your card should be returned to UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, in the enclosed postage-paid return envelope at your earliest convenience.

                                        Thank you,

                                        /s/ Michael R. Haverty
                                        Michael R. Haverty
                                        Chairman of the Board, President
                                        and Chief Executive Officer




                PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
        (Date, sign and return promptly in the prepaid envelope enclosed)
                                   (Tear Here)

                              ---------------------

      CONFIDENTIAL VOTING INSTRUCTIONS TO NATIONWIDE TRUST COMPANY AS TRUSTEE
               UNDER THE GATEWAY WESTERN RAILWAY UNION 401(K) PLAN

                       Signature                            Date          , 2003
                                 ---------------------------     ---------
                                 Please sign exactly
                                 as name appears.

                                                       (Continued on other side)

                  (Continued, and to be signed on reverse side)

                                   (Tear Here)

                              --------------------

THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE TRUSTEE. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 1, 2003, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.   Election of three directors. Nominees: 01) Michael G. Fitt,    2.   Reapproval of Section 18.7 (Performance Measures) of KCS's
     02) Michael R. Haverty and 03) Thomas A. McDonnell.                 1991 Amended and Restated Stock Option and Performance
                                                                         Award Plan (as amended and restated effective as of
     [_] FOR all nominees except those indicated below:                  November 7, 2002) for purposes of Internal Revenue Code
                                                                         Section 162(m).
         --------------------------------------------------
     [_] WITHHOLD AUTHORITY to vote for all nominees.                    [_] FOR       [_] AGAINST       [_] ABSTAIN

     IF THE VOTING INSTRUCTION CARD IS NOT RETURNED, THE TRUSTEE MUST VOTE
          SUCH SHARES IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING INSTRUCTION CARDS WERE RECEIVED FROM THE PLAN PARTICIPANTS.